Securities Act File No. [                    ]

As filed with the Securities and Exchange Commission on July 17, 2015

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. [    ]                    ☐

Post-Effective Amendment No.                          ☐

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

4600 S. Syracuse St., Suite 1100, Denver, Colorado 80237

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 493-4256

Tané T. Tyler, Esq., 4600 S. Syracuse St., Suite 1100, Denver, Colorado 80237

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on August 31, 2015 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended

Transamerica Income Shares, Inc.

A Message from the Fund’s President

4600 S. Syracuse Street, Suite 1100

Denver, Colorado 80237

[        ], 2015

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in Transamerica Income Shares, Inc. (“TIS”). While you are, of course, welcome to join us at the TIS shareholders’ meeting scheduled for [November 6], 2015, you may also cast your vote by filling out, signing and returning the enclosed proxy card.

You	are being asked to vote on the following matter(s):

1.

Approval of an agreement and plan of reorganization providing for the transfer of all of the assets of TIS, a closed-end fund, to Transamerica Flexible Income, an open-end fund and a series of Transamerica Funds (the “Destination Fund”), in exchange for Class I shares of beneficial interest of the Destination Fund and the assumption by the Destination Fund of TIS’s liabilities, followed by the distribution of those shares of beneficial interest of the Destination Fund in complete liquidation of TIS and the dissolution of TIS.

The Board expects that the proposed reorganization, if approved by shareholders, will take effect during the [fourth] calendar quarter of 2015.

TIS’s Board of Directors has unanimously approved the proposed reorganization. In determining to recommend approval of the reorganization, the Board of Directors of TIS considered a variety of factors, including those set forth below.

•

The Directors considered that because shares of TIS are not redeemable and instead are bought and sold on the open market, the market price of its shares is influenced by a number of factors and, at times, may trade at a discount (or premium) to net asset value.

•	The Directors considered that TIS’s shares have historically traded at a discount to net asset value, and that at June 15, 2015, such discount was approximately 11%.

•

The Directors considered that TIS shareholders would have the ability to redeem their shares of the Destination Fund, an open-end fund (commonly referred to as a “mutual fund”) at their net asset value on a daily basis.

•

The Directors noted that Transamerica Asset Management, Inc. (“TAM”) believes that TIS shareholders could benefit from the potential for greater operating efficiencies and long-term economies of scale that may result from the consummation of the reorganization.

•

The Directors noted the belief that elimination of the redundancies in TAM’s product line could improve TAM’s use of its oversight resources and strengthen TAM’s ability to pursue investment and marketing opportunities.

•

The Directors assessed the information that was provided in advance of the meeting of the Directors regarding fees and expenses for TIS and the Destination Fund, as well as projected expense ratios of the Destination Fund following the reorganization.

•	The Directors considered that, based on the anticipated asset levels following the reorganization, the advisory fee paid by the Destination Fund will be lower than the advisory fee paid by TIS.

•

The Directors also considered that the net expense ratio of Class I shares of the Destination Fund is expected to be lower than the net expense ratio of shares of TIS, which will result in a benefit to the TIS shareholders immediately after the reorganization.

•	The Directors considered that TAM has contractually agreed to cap total expenses of the Class I shares of the Destination Fund at 0.85% through March 1, 2016.

•

The Directors considered that, in light of the benefits expected to be received by TIS shareholders as a result of the reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Proxy Statement/Prospectus, and any regulatory filings in connection with the reorganization would be borne by TIS.

•	The Directors also noted that no brokers are entitled to receive any payments in connection with the transactions as part of the reorganization.

•

The Directors considered the relative investment performance of TIS and the Destination Fund and whether performance and investment flexibility have the potential to be enhanced if the assets of TIS and the Destination Fund are combined.

•

The Directors considered that the Destination Fund had slightly higher annualized returns for each of the one-, three-, and five-year periods ended April 30, 2015, and TIS’s maximum drawdown and Sharpe Ratio were slightly higher.

•

The Directors considered that the exchange of TIS shares for shares of the Destination Fund in the reorganization is not expected to result in income, gain or loss being recognized for federal income tax purposes by TIS or TIS shareholders.

•

The Directors considered that TAM, the investment adviser of TIS, currently serves as the investment adviser to the Destination Fund, and that Aegon USA Investment Management, LLC (“AUIM”), the sub-adviser of TIS, currently serves as the sub-adviser to the Destination Fund.

•

The Directors considered that the same portfolio managers, using substantially the same portfolio management techniques, are responsible for the day-to-day investment management of both TIS and the Destination Fund, which results in holdings, exposures, themes and performance results that are very similar.

•	The Directors considered that the Destination Fund has a similar investment objective, and the same principal investment strategies and principal investment risks as TIS.

•	The Directors considered the terms and conditions of the Agreement and Plan of Reorganization.

The Directors took into consideration the fact that TIS and the Destination Fund have the same valuation policies and procedures.

THE BOARD OF DIRECTORS HAS CONCLUDED THAT: (1) THE REORGANIZATION IS ADVISABLE AND IN THE BEST INTERESTS OF TIS AND ITS SHAREHOLDERS; AND (2) THE INTERESTS OF THE EXISTING SHAREHOLDERS OF TIS WILL NOT BE DILUTED AS A RESULT OF THE REORGANIZATION. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

This booklet contains information about the upcoming shareholders’ meeting, including:

•	A Notice of a Special Meeting of Shareholders, which summarizes the proposal for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on the Destination Fund, the specific proposal being considered at the shareholder meeting, and why the proposal is being made.

•	A Proxy, a business reply envelope permitting you to vote by mail, and simple instructions on how to vote by phone or via the Internet.

Whether or not you plan to attend the shareholders’ meeting, your vote is needed. Please review the enclosed materials thoroughly and, once you have determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card or authorize your proxy by telephone or internet as instructed. You may receive more than one proxy card. If so, please vote each one.

Your prompt return of the enclosed proxy card will save the necessity and expense of further solicitations.

Your vote is important to us. If you have questions about any proposal, please contact TIS at 1-888-233-4339.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit
Chairman, President and Chief Executive Officer

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

OF TRANSAMERICA INCOME SHARES, INC.

This is the formal notice of Transamerica Income Shares, Inc.’s special meeting of shareholders. It outlines the matters to be voted on and the time and place of the Special Meeting, in the event you so choose to attend in person.

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Transamerica Income Shares, Inc., a Maryland coporation (“TIS”), will be held at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237 on [November 6], 2015 at [        ] Mountain Time, to consider the following:

Proposal 1: Approval of an agreement and plan of reorganization providing for the transfer of all of the assets of TIS, a closed-end fund, to Transamerica Flexible Income, an open-end fund and a series of Transamerica Funds, a Delaware statutory trust (the “Destination Fund”), in exchange for Class I shares of beneficial interest of the Destination Fund and the assumption by the Destination Fund of TIS’s liabilities, followed by the distribution of those shares of beneficial interest of the Destination Fund in complete liquidation of TIS and the dissolution of TIS.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

The close of business on [August 14], 2015 has been set as the record date for determining the shareholders of TIS entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS OF TIS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

In the event that the necessary quorum to transact business or the vote required to approve the reorganization is not obtained at the Special Meeting, the chairman of the meeting or the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Board of Directors

/s/ Tané T. Tyler
Tané T. Tyler Secretary

[        ], 2015

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR AUTHORIZE YOUR PROXY BY TELEPHONE OR ON THE INTERNET, AS INSTRUCTED, SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

QUESTIONS & ANSWERS

Here are some answers to questions you may have about the proposed Reorganization. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed Reorganization.

Q.	What is being proposed?

A.     The Board of Directors of TIS is recommending that shareholders approve the transaction contemplated by an Agreement and Plan of Reorganization (as described below and a form of which is attached as Appendix 1), which we refer to as the “Reorganization” of TIS with and into the Destination Fund. If approved by shareholders, TIS will transfer all of its assets to the Destination Fund in exchange for Class I shares of the Destination Fund (“Reorganization Shares”) with a value equal to the value of TIS’s assets net of liabilities, and for the assumption by the Destination Fund of all liabilities of TIS. As soon as possible after the transfer, TIS will distribute the Reorganization Shares to its shareholders, on a pro rata basis. As a condition of the Reorganization, TIS will receive an opinion of counsel that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended; and, generally, that no gain or loss will be recognized for U.S. federal income tax purposes by TIS, its shareholders, or the Destination Fund with respect to the Reorganization.

Q.	How will the Reorganization work?

A.     TIS will reorganize into the Destination Fund. All of the assets and liabilities of TIS will become the assets and liabilities of the Destination Fund, and TIS will cease to exist. Your shares of TIS will, in effect, be exchanged for Class I shares of the Destination Fund with an aggregate net asset value equal to the aggegate net asset value of the TIS shares you held immediately prior to the Reorganization. The net asset value of both TIS and the Destination Fund will be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) as of the Closing Date (as defined in the Agreement and Plan of Reorganization).

Q.	Why has the Board of Trustees of the Trust recommended that I approve the Reorganization?

A.     In determining to recommend that shareholders approve the Reorganization, the Board considered a variety of factors, including those set forth below:

•

The Directors considered that because shares of TIS are not redeemable and instead are bought and sold on the open market, the market price of its shares is influenced by a number of factors and, at times, may trade at a discount (or premium) to net asset value.

•	The Directors considered that TIS’s shares have historically traded at a discount to net asset value, and that at June 15, 2015, such discount was approximately 11%.

•

The Directors considered that TIS shareholders would have the ability to redeem their shares of the Destination Fund, an open-end fund (commonly referred to as a “mutual fund”) at their net asset value on a daily basis.

•

The Directors noted that Transamerica Asset Management, Inc. (“TAM”) believes that TIS shareholders could benefit from the potential for greater operating efficiencies and long-term economies of scale that may result from the consummation of the Reorganization.

•

The Directors noted the belief that elimination of the redundancies in TAM’s product line could improve TAM’s use of its oversight resources and strengthen TAM’s ability to pursue investment and marketing opportunities.

•

The Directors assessed the information that was provided in advance of the meeting of the Directors regarding fees and expenses for TIS and the Destination Fund, as well as projected expense ratios of the Destination Fund following the Reorganization.

•	The Directors considered that, based on the anticipated asset levels following the Reorganization, the advisory fee paid by the Destination Fund will be lower than the advisory fee paid by TIS.

•

The Directors also considered that the net expense ratio of Class I shares of the Destination Fund is expected to be lower than the net expense ratio of shares of TIS, which will result in a benefit to the TIS shareholders immediately after the Reorganization.

•	The Directors considered that TAM has contractually agreed to cap total expenses of the Class I shares of the Destination Fund at 0.85% through March 1, 2016.

•

The Directors considered that, in light of the benefits expected to be received by TIS shareholders as a result of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Proxy Statement/Prospectus, and any regulatory filings in connection with the Reorganization would be borne by TIS.

•	The Directors also noted that no brokers are entitled to receive any payments in connection with the transactions as part of the Reorganization.

•

The Directors considered the relative investment performance of TIS and the Destination Fund and whether performance and investment flexibility have the potential to be enhanced if the assets of TIS and the Destination Fund are combined.

•

The Directors considered that the Destination Fund had slightly higher annualized returns for each of the one-, three-, and five-year periods ended April 30, 2015, and TIS’s maximum drawdown and Sharpe Ratio were slightly higher.

•

The Directors considered that the exchange of TIS shares for shares of the Destination Fund in the Reorganization is not expected to result in income, gain or loss being recognized for federal income tax purposes by TIS or TIS shareholders.

•

The Directors considered that TAM, the investment adviser of TIS, currently serves as the investment adviser to the Destination Fund, and that Aegon USA Investment Management, LLC (“AUIM”), the sub-adviser of TIS, currently serves as the sub-adviser to the Destination Fund.

•

The Directors considered that the same portfolio managers, using substantially the same portfolio management techniques, are responsible for the day-to-day investment management of both TIS and the Destination Fund, which results in holdings, exposures, themes and performance results that are very similar.

•	The Directors considered that the Destination Fund has a similar investment objective, and the same principal investment strategies and principal investment risks as TIS.

•	The Directors considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Directors took into consideration the fact that TIS and the Destination Fund have the same valuation policies and procedures.

Q.	How do the investment objectives and strategies of the Funds compare?

A.     The Funds have similar investment objectives and the same principal investment strategies. TIS seeks as high a level of current income as is consistent with prudent investment, with capital appreciation as only a secondary objective. The Destination Fund seeks to provide high total return through a combination of current income and capital appreciation. Each Fund’s strategy is to invest, under normal circumstances, at least 80% of the Fund’s net assets in fixed-income securities.

Q.	How do the expense ratios and management fee rates of the Funds compare, and what are they estimated to be following the Reorganization?

A.     Based on the operating expenses of TIS as of March 31, 2015, and the pro forma expense ratios of the Destination Fund assuming consummation of the Reorganization as of [April 30], 2015, shareholders of TIS are expected to experience lower total annual fund operating expenses in the Destination Fund than they had in TIS prior to the Reorganization, before and after taking into account any contractual fee waivers or expense reimbursement arrangements.

Q.	What are the federal income tax consequences of the proposed Reorganization?

A.     For federal income tax purposes, no gain or loss is expected to be recognized by shareholders or, generally, TIS as a result of the Reorganization. For more information, please see “Information about the Proposed Reorganization —Certain Federal Income Tax Consequences,” below.

Q.	What are the differences between a closed-end fund and an open-end fund?

A.     Open-end investment companies, commonly referred to as mutual funds, issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and obtain in return an amount based on their proportionate share of the value of the mutual fund’s net assets on each business day. Mutual funds also continuously issue new shares to investors at a price based on the fund’s net asset value next determined. Such a fund’s net asset value per share is determined by deducting the amount of its liabilities from the value of its assets and dividing the difference by the number of shares outstanding. In contrast, closed-end investment companies generally do not redeem their outstanding shares or engage in the continuous sale of new shares. Shares of closed-end funds typically are traded on a securities exchange. Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions). The market price may be more (a premium) or less (a discount) than the net asset value per share of the closed-end fund. The Common Shares of TIS are currently listed and traded on the New York Stock Exchange (“NYSE”). If TIS is converted into an open-end fund, its shares will be delisted from the NYSE. For more information concerning the legal and practical differences between operations of TIS as a closed-end fund versus the Destination Fund as an open-end fund, please see “Proposed Reorganization – Comparison of Structure,” below.

Q.	Will my dividends be affected by the Reorganization?

A.     The Reorganization will not result in a change in dividend policy. TIS and the Destination Fund each declares and pays dividends monthly and net capital gains at least annually. However, immediately prior to the Reorganization, TIS expects to declare and pay a dividend.

Q.	Who is eligible to vote?

A.     Shareholders of record of TIS at the close of business on [August 14], 2015 (the “Record Date”), are entitled to be present and to vote at the special meeting of shareholders of TIS or any adjournment or postponement thereof. Shareholders will be entitled to one vote on each matter to be voted for each share held and a fractional vote with respect to fractional shares. As of the Record Date, there were 6,318,771 common shares of TIS outstanding.

Q.	How will I be notified of the outcome of the Reorganization?

A.     If shareholders approve the proposed Reorganization, you will receive a confirmation statement reflecting your account number (which will be the same as your current account number) and the number of Class I shares of the Destination Fund you are receiving. If shareholders do not approve the proposed Reorganization, TIS’s annual report for the period ending March 31, 2016 will indicate this result.

Q.	How will the Reorganization affect my account?

A.     As a result of the Reorganization, the assets and liabilities of TIS will be transferred to the Destination Fund, an account will be set up in your name with the transfer agent for the Destination Fund and you will receive Class I shares of the Destination Fund and TIS will dissolve. The aggregate net asset value of the Class I shares of the Destination Fund you receive in the Reorganization will equal the aggregate net asset value of the shares of TIS you own immediately prior to the Reorganization.

Q.	Who will bear the expenses of the proposed Reorganization?

A.     TIS will bear the costs related to the Reorganization including the costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganization. These expenses in the aggregate are estimated to be approximately $150,000.

Q.	What percentage of shareholders’ votes is required to approve the Reorganization?

A.     Each whole share of TIS is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal requires the affirmative vote of the holder of a majority of the outstanding shares of TIS entitled to vote on the proposal.

In the event that a quorum (defined by TIS’s By-Laws as the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting) is not present at the Special Meeting, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment.

Any adjourned session or sessions may be held after the date set for the original Special Meeting without notice except announcement at the Special Meeting. The chairman of the meeting may adjourn the meeting. If a proposal to adjourn is submitted to a vote of shareholders, any such adjournment(s) will require the affirmative vote of a majority of votes cast on the adjournment(s) at the Special Meeting.

PROSPECTUS/PROXY STATEMENT

[        ], 2015

Acquisition of the assets of:	By and in exchange for Class I shares of:
Transamerica Income Shares, Inc.	Transamerica Flexible Income
4600 S. Syracuse Street, Suite 1100 Denver, Colorado 80237 Phone: 888-233-4339	a series of Transamerica Funds 4600 S. Syracuse Street, Suite 1100 Denver, Colorado 80237 Phone: 888-233-4339

Special Meeting of the Shareholders of Transamerica Income Shares, Inc. to be held [November 6], 2015

This combined Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Directors of Transamerica Income Shares, Inc., a Maryland corporation (“TIS”), to be used at the Special Meeting of Shareholders of TIS to be held on [November 6], 2015 at [        ] Mountain Time for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders. Shareholders of record at the close of business on [August 14], 2015 are entitled to receive notice of and to vote at the Special Meeting.

At the Special Meeting, shareholders will be asked to consider and act upon the following proposals:

Proposal 1: Approval of an agreement and plan of reorganization providing for the transfer of all of the assets of TIS, a closed-end fund, to Transamerica Flexible Income Fund, an open-end fund and a series of Transamerica Funds (the “Destination Fund”), in exchange for Class I shares of beneficial interest of the Destination Fund and the assumption by the Destination Fund of TIS’s liabilities, followed by the distribution of those shares of beneficial interest of the Destination Fund in complete liquidation of TIS and the dissolution of TIS.

It is proposed that TIS transfer all of its assets to the Destination Fund, in exchange for shares of beneficial interest of the Destination Fund’s Class I shares and the assumption by the Destination Fund of all liabilities of TIS, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). TIS and the Destination Fund are referred to collectively as the “Funds,” and each is referred to herein individually as a “Fund.”

If approved by shareholders, when the Reorganization occurs, shareholders of TIS will receive the number of full and fractional Class I shares of the Destination Fund equal in value as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) to the total value of TIS shares held by that shareholder immediately prior to the Reorganization. Thus, at the close of the Reorganization, the aggregate net asset value of your Destination Fund shares received in the Reorganization will be the same as the aggregate net asset value of your shares of TIS as of the Reorganization date. TIS’s shares are not redeemable and instead are bought and sold on the open market, and have historically traded at a discount to net asset value.

TIS is a diversified closed-end management company registered with the Securities and Exchange Commission (“SEC”). The shares of TIS are listed on the NYSE. The Destination Fund is a diversified open-end management company registered with the SEC. Both TIS and the Destination Fund are advised by Transamerica Asset Management, Inc. (“TAM”), sub-advised by Aegon USA Investment Management, LLC (“AUIM”), and have similar investment objectives and the same principal investment strategies and related risks. This Prospectus/Proxy Statement includes a comparison of TIS and the Destination Fund.

TAM and the registered funds that it manages, including the Destination Fund, have obtained an exemptive order (the “Order”) from the SEC permitting TAM, on behalf of the Destination Fund and subject to the approval of the Transamerica Funds Board, including a majority of the Board members who are not “interested persons” (as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of Transamerica Funds, to hire unaffiliated sub-advisers and to modify any existing or future sub-advisory agreement with an unaffiliated sub-adviser without shareholder approval.

The Board of Transamerica Funds can terminate the sub-advisory agreement with AUIM and replace AUIM with an unaffiliated sub-adviser without shareholder approval under the terms of the Order. By approving the Reorganization, shareholders are agreeing to the terms and structure of the Destination Fund, including the terms and conditions of the Order.

This document, which should be retained for future reference, is designed to give you the information you need to vote on the proposal. If there is anything you do not understand, please contact TIS at 1-888-233-4339.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files required reports, proxy statements and other information with the SEC. You may review and copy information about the Funds at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Shares of TIS are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “TAI.” Reports, proxy statements and other information concerning TIS may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

This Prospectus/Proxy Statement, along with the Notice of a Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of record on or about [        ], 2015. It explains concisely what you should know before voting on the proposal or investing in the Destination Fund, a series of a diversified open-end registered management investment company. The Destination Fund’s statement of additional information dated [        ], 2015 (the “Reorganization SAI”) is filed as an Exhibit to the N-14. Please read it carefully and keep it for future reference.

Where to Get More Information
The Destination Fund’s current prospectus and statement of additional information, including any applicable supplements thereto.

On file with the SEC (http://www.sec.gov) and available at no charge by calling the Destination Fund’s toll-free number: 1-888-233-4339 or visiting the Destination Fund’s website at http://www.transamericafunds.com/content/prospectus.aspx.

The Destination Fund’s most recent annual and semi-annual reports to shareholders.

On file with the SEC (http://www.sec.gov) and available at no charge by calling the Destination Fund’s toll-free number: 1-888-233-4339 or visiting the Destination Fund’s website at http://www.transamericafunds.com/content/prospectus.aspx.

TIS’s most recent annual and semi-annual reports to shareholders.

On file with the SEC (http://www.sec.gov) and available at no charge by calling TIS’s toll-free number: 1-888-233-4339 or visiting TIS’s website at http://www.transamericafunds.com/content/prospectus.aspx.

The Reorganization SAI contains additional information about TIS and the Destination Fund

On file with the SEC (http://www.sec.gov) and available at no charge by calling the funds’ toll-free number: 1-888-233-4339 or visiting the funds’ website at http://www.transamericafunds.com/content/prospectus.aspx. The Reorganization SAI is incorporated by reference into this Prospectus/Proxy Statement.

You may obtain free copies of TIS’s annual reports, semi-annual reports or the Reorganization SAI, request other information about TAM, or other information by calling 1-888-233-4339. This Prospectus/Proxy Statement describes the Destination Fund’s salient features and the Reorganization SAI is included as an Exhibit to this filing.

Like shares of TIS, shares of the Destination Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. You may lose money by investing in the Destination Fund.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

PROPOSAL 1: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

SYNOPSIS

This synopsis is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement and the Agreement and Plan of Reorganization (the “Agreement”) relating to the transaction, a form of which is attached to this Prospectus/Proxy Statement as Appendix 1. The materials in the exhibits and the statement of additional information for the Prospectus/Proxy Statement, dated [        ], 2015, are incorporated herein by reference into this Prospectus/Proxy Statement. Shareholders should read the Prospectus/Proxy Statement, including Appendix 1, the statement of additional information and all exhibits carefully for more detailed information.

PROPOSED REORGANIZATION

The shareholders of TIS are being asked to approve a Reorganization of TIS into the Destination Fund. The Reorganization is structured as a transfer of all the assets of TIS to the Destination Fund in exchange for the assumption by the Destination Fund of all the liabilities of TIS and for the issuance and delivery to TIS of Reorganization Shares equal in value to the aggregate net asset value of TIS.

After receipt of the Reorganization Shares, TIS will distribute the Reorganization Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of TIS, and TIS will be dissolved under Maryland law. Shareholders of TIS will receive the number of full and fractional Reorganization Shares of of the Destination Fund, equal in value as of the Valuation Time (as defined in the Agreement) to the total value of their TIS shares held by that shareholder immediately prior to the Reorganization. Such shares will be held in an account with the Destination Fund identical in all material respects to the account currently maintained by TIS.

The Board of Directors of TIS has declared that the Reorganization is advisable and voted to approve the Agreement and to recommend that shareholders also approve the Agreement and the transactions it contemplates. Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of TIS entitled to vote on the proposal.

The Board of Directors of TIS believes that the proposed Reorganization is in the best interests of TIS and its shareholders. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed Reorganization.

Comparison of Structure

TIS is a closed-end investment company. Closed-end investment companies generally do not redeem their outstanding shares or engage in the continuous sale of new shares. Shares of closed-end funds typically are traded on a securities exchange; TIS’s shares trade on the NYSE. Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions). The market price may be more (a premium) or less (a discount) than the net asset value per share of the closed-end fund.

The Destination Fund is an open-end investment company. Open-end investment companies, commonly referred to as mutual funds, issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and obtain in return an amount based on their proportionate share of the value of the mutual fund’s net assets on each business day (minus applicable deferred sales charges, if any). Mutual funds also continuously issue new shares to investors at a price based on the fund’s net asset value next determined. Such a fund’s net asset value per share is determined by deducting the amount of its liabilities from the value of its assets and dividing the difference by the number of shares outstanding.

Comparison of Fees and Expenses

The following tables summarize: (1) the fees and expenses you may pay as an investor in the Funds; (2) the expenses that TIS incurred for the period ended March 31, 2015; (3) the expenses that the Destination Fund incurred for the period ended April 30, 2015; and (4) the pro forma estimated expense ratios of the Destination Fund assuming consummation of the Reorganization as of April 30, 2015.

Shareholder Fees

(fees paid directly from your investments)

	Transamerica Income Shares, Inc.		Transamerica Flexible Income Class I	Transamerica Flexible Income (Pro Forma) Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	0.00%	[1]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	0.00%	[1]	0.00%	0.00%
Redemption Fee (as a percentage of amount redeemed, if redeemed within sixty days of purchase)	0.00%	[2]	0.00%	0.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of offering price)

	Transamerica Income Shares, Inc.		Transamerica Flexible Income Class I	Transamerica Flexible Income (Pro Forma) Class I
Management fee	0.50%		0.43%	0.42%
Distribution and service (12b-1) fees	0.00%	[1]	0.00%	0.00%
Other expenses	0.24%		0.18%	0.15%
Total annual fund operating expenses	0.74%		0.61%	0.57%

As shown above, based on the operating expenses of TIS as of March 31, 2015, and the pro forma expense ratios of the Destination Fund assuming consummation of the Reorganization as of April 30, 2015, shareholders of TIS are expected to experience lower total annual fund operating expenses in the Destination Fund than they had in TIS prior to the Reorganization, before and after taking into account any contractual fee waivers or expense reimbursement arrangements.

The tables are provided to help you understand the expenses of investing in each Fund and your share of the operating expenses that each Fund incurs and that TAM expects the Destination Fund to incur in the first year following the Reorganization. The Destination Fund’s actual expenses after the Reorganization may be greater or less than those shown, except that TAM has agreed to limit the Destination Fund’s total expenses to 0.85% (excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Destination Fund’s business) through March 1, 2016.

Examples

This example is intended to help you compare the costs of investing in the Funds. This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	Transamerica Income Shares, Inc.	Transamerica Flexible Income Class I	Combined Flexible Income (Pro Forma) Class I
Year 1	$76	$62	$58
Year 3	$237	$195	$183
Year 5	$411	$340	$318
Year 10	$918	$762	$714

Comparison of Portfolio Turnover

Each of TIS and the Destination Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

[1]

Shares of TIS purchased on the secondary market are not subject to sales charges, deferred sales charges (or 12b-1 fees) but may be subject to brokerage commissions or other charges. The table does not reflect the underwriting commission paid by TIS’s shareholders in connection with the initial offering of shares.

[2]	Shares of TIS are not redeemable, and any sales of shares must be effected in the secondary market.

During the most recent fiscal year, the portfolio turnover rate for TIS was 24% of the average value of its portfolio. During the most recent fiscal year, the portfolio turnover rate for the Destination Fund was 26% of the average value of its portfolio.

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and strategies of TIS with those of the Destination Fund. As noted above, the Funds have substantially similar investment objectives, and the same principal investment strategies and related risks. A comparison of the Funds’ fundamental investment policies appears later in this Prospectus/Proxy Statement. In the tables below, if a row extends across the entire table, the information applies to both TIS and the Destination Fund.

Investment Objective
Transamerica Income Shares, Inc.	Destination Fund

The primary investment objective of the Fund is to generate as high a level of current income as is consistent with prudent investment, with capital appreciation as only a secondary objective.	Seeks to provide high total return through a combination of current income and capital appreciation.

Principal Investment Strategies

The Fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.

Under normal circumstances, at least 50% of the Fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the Fund’s sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the Fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). The Fund may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The Fund may invest in securities of any maturity and does not have a target average duration.

In managing the Fund’s assets, the sub-adviser uses a combination of a global “top down” analysis and a “bottom up” fundamental analysis. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various factors that affect the movement of markets and securities prices worldwide. In its “bottom up” analysis, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine sector, security and yield curve positions for the Fund.

The Fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the Fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.

The Fund may purchase securities on a when-issued, delayed-delivery or forward commitment basis.

Other Investment Practices and Strategies

Transamerica Income Shares, Inc.	Destination Fund

The Fund’s secondary objective of capital appreciation will be sought primarily through investments described in the next paragraph. In addition, the Fund may, incident to the sale of debt securities, realize capital gains.

The Fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of

The following provides additional information regarding the fund’s strategies and investments.

The Fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include U.S. government and foreign borrowings, if any, for investment purposes) in fixed-income securities, which may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.

Under normal circumstances, at least 50% of the Fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the Fund’s sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the Fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). The Fund may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The Fund may invest in securities of any maturity and does not have a target average duration.

In managing the Fund’s assets, the sub-adviser uses a combination of a global “top down” analysis and a “bottom up” fundamental analysis. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various factors that affect the movement of markets and securities prices worldwide. In its “bottom up” analysis, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine sector, security and yield curve positions for the Fund.

The Fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the Fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.

The Fund may purchase securities on a when-issued, delayed-delivery or forward commitment basis.

Short-Term Trading

The Fund will use short-term trading as a means of managing its portfolio to achieve its investment objectives. As used herein, “short-term trading” means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the Fund primarily in two situations:

(a) Market Developments. A security may be sold to avoid depreciation in what the Fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.

Under normal circumstances, at least 50% of the Fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the Fund’s sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the Fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). The Fund may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The Fund may invest in securities of any maturity and does not have a target average duration.

In managing the Fund’s assets, the sub-adviser uses a combination of a global “top down” analysis and a “bottom up” fundamental analysis. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various factors that affect the movement of markets and securities prices worldwide. In its “bottom up” analysis, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine sector, security and yield curve positions for the Fund.

The Fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the Fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.

The Fund may purchase securities on a when-issued, delayed-delivery or forward commitment basis.

• Short-Term Trading – The fund may use short-term trading as a means of managing its portfolio to achieve its investment objectives. As used herein, “short-term trading” means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the fund primarily in two situations:

(a) Market Developments – A security may be sold to avoid depreciation in what the fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

(b) Yield Disparities. A security may be sold and another of comparable quality purchased at approximately the same time in order to take advantage of what the Fund believes is a temporary disparity in the normal yield relationship between the two securities (a “yield disparity”).

Short-term trading to take advantage of a yield disparity may be undertaken even if levels of interest rates remain unchanged. Yield disparities occur frequently for reasons not directly related to the investment quality of the respective issues or the general movement of interest rates, but may result from changes in the overall demand for or supply of various types of bonds, changes in the investment objectives or the cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.

Short-term trading techniques will be used principally in connection with higher quality non-convertible debt securities, which are often better suited for short-term trading because the market in such securities is generally of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short-term trading will be less applicable to any convertible securities which the Fund may own, since such securities will usually be purchased when the Fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.

The Fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the Fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the Fund places a premium upon the ability of the Fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing ‘transactions on a favorable basis. By virtue of short-term trading, the Fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in Fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short-term trading.

After the Fund’s portfolio has been substantially invested in accordance with its investment objectives the Fund anticipates that its annual rate of portfolio turnover will not exceed 200%. Such rate would occur if all of the Fund’s portfolio securities were replaced twice in a period of one year, and is greater than the portfolio turnover rates of some other investment companies. The Fund may adjust by purchases or sales its holdings of particular securities so as to facilitate the management of the Fund’s portfolio. This activity may temporarily increase the rate of turnover.

security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

(b) Yield Disparities – A security may be sold and another of comparable quality purchased at approximately the same time in order to take advantage of what the fund believes is a temporary disparity in the normal yield relationship between the two securities (a “yield disparity”).

Short-term trading to take advantage of a yield disparity may be undertaken even if levels of interest rates remain unchanged. Yield disparities occur frequently for reasons not directly related to the investment quality of the respective issues or the general movement of interest rates, but may result from changes in the overall demand for or supply of various types of bonds, changes in the investment objectives or the cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.

Short-term trading techniques will be used principally in connection with higher quality, non-convertible debt securities, which are often better suited for short-term trading because the market in such securities is generally of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short-term trading will be less applicable to any convertible securities which the fund may own, since such securities will usually be purchased when the fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.

The fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the fund places a premium upon the ability of the fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis. By virtue of short-term trading, the fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short-term trading.

The sub-adviser may sell the fund’s securities when its expectations regarding market interest rates change or the quality or return changes on investment.

Other Investment Policies

Although the Fund differs from an open-end investment company in that it is not required to redeem its shares, it is permitted to repurchase shares of its Common Stock, subject to compliance with applicable securities and other laws. Under the Investment Company Act of 1940, the Fund must meet certain notice requirements prior to such purchases, and, if shares were purchased on other than a securities exchange would also be required, among other things, to purchase at the lesser of market value or net asset value. Such purchases will only be made if deemed advisable by the Board of Directors of the Fund.

The Fund may loan its portfolio securities to the extent of 10% of its total assets, at market value, computed at the time of making such a loan, although the Board of Directors of the Fund has not yet formulated specific plans to implement this investment policy. Such loans would be continuously secured by collateral equal to at least the market value of the securities loaned. The Fund would continue to receive interest or dividends on the securities loaned and would, at the same time, earn interest on the loans. Any specific plans developed will be intended to comply with applicable regulatory requirements relating to such loans. At the present time the staff of the Securities and Exchange Commission does not object to permitting the voting rights, or rights to consent, attendant to securities loaned to pass to the borrower, although it requires that such loans be called so that the securities may be voted by the lender if a material event affecting the investment is to occur. It is not intended that amounts earned on such loans will exceed 10% of the Fund’s annual gross income, without offset for realized capital losses, unless counsel for the Fund determines that such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies. Under these provisions, at least 90% of annual gross income, without offset for realized capital losses, must be derived from interest, dividends and gains from the sale or other disposition of stock or securities.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

COMPARISON OF PRINCIPAL RISKS

This section will help you compare the risks of TIS with those of the Destination Fund. The Funds have identical principal risks.

Principal Risks

• Active Trading—The Fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.

• Convertible Securities—Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit lower volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Principal Risks

• Counterparty—The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or credit rating may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives, repurchase agreements and other financial contracts entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

• Credit—If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. Below investment grade, high-yield debt securities (commonly known as “junk bonds”) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

• Currency—The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

• Currency Hedging—The Fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.

• Derivatives—Using derivatives exposes the Fund to additional risks and can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. The Fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. The Fund’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

• Dollar Rolls—Fixed income securities with buy-back features enable the Fund to recover principal upon tendering the securities to the issuer or a third party. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

• Emerging Markets—Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

• Equity Securities—Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline.

• Extension—When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile.

Principal Risks

• Fixed-Income Securities—The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the Fund faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Investments—Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

• Hedging—The Fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the Fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the Fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the Fund’s foreign investments. The Fund’s hedging strategies may not work as intended, and the Fund may be in a less favorable position than if it had not used a hedging instrument.

• High-Yield Debt Securities—High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

• Inflation-Protected Securities—Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

• Interest Rate—Interest rates in the U.S. have been at historically low levels, so the Fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Leveraging—The value of your investment may be more volatile to the extent that the Fund borrows or uses derivatives or other investments that have a leveraging effect on the Fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets. The Fund also may have to sell assets at inopportune times to satisfy its obligations.

• Liquidity—The Fund may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible to sell, particularly during times of market turmoil. These illiquid investments may also be difficult to value. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

• Loans—Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The Fund’s investments in loans are also subject to prepayment or call risk.

Principal Risks

• Manager—The Fund is subject to the risk that the sub-adviser’s judgments and investment decisions, as well as the methods, tools, resources, information and data, and the analyses employed or relied on by the sub-adviser to make those judgments and decisions may be incorrect or otherwise may not produce the desired results. This could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

• Market—The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The Fund may experience a substantial or complete loss on any individual security. Financial markets in the U.S., Europe and elsewhere have experienced increased volatility and decreased liquidity since the global financial crisis began in 2008. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, or other related efforts in response to the crisis could negatively affect financial markets generally and increase market volatility as well as result in higher interest rates and reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the sub-adviser. Whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and in some instances may contribute to decreased liquidity and increased volatility in the financial markets.

• Mortgage-Related and Asset-Backed Securities—The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

• Portfolio Selection—The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.

• Preferred Stock—Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Prepayment or Call—Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund also may lose any premium it paid on the security.

Principal Risks

• Sovereign Debt—Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

• Structured Instruments—The Fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.

• U.S. Government Agency Obligations—Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

• Valuation—The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology.

• Warrants and Rights—Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance Information

The following table shows TIS’s highest and lowest NYSE market price per share during each quarter over the past two fiscal years and the quarter ended June 30, 2015. Also included in the table is the net asset value per share of TIS on that date and percentage discount or premium to net asset value (expressed as a percentage) that the sales price represents.

Quarterly Period Ended	NYSE Market Price*		Net Asset Value		(Discount)/Premium Percentage
	High	Low	High	Low	High	Low
6/30/2015	$[ ]	$[ ]	$[ ]	$[ ]	[ ]%	[ ]%
3/31/2015	$[ ]	$[ ]	$[ ]	$[ ]	[ ]%	[ ]%
12/31/2014	$[ ]	$[ ]	$[ ]	$[ ]	[ ]%	[ ]%
9/30/2014	$[ ]	$[ ]	$[ ]	$[ ]	[ ]%	[ ]%
6/30/2014	$[ ]	$[ ]	$[ ]	$[ ]	[ ]%	[ ]%
3/31/2014	$[ ]	$[ ]	$[ ]	$[ ]	[ ]%	[ ]%
12/31/2013	$[ ]	$[ ]	$[ ]	$[ ]	[ ]%	[ ]%
9/30/2013	$[ ]	$[ ]	$[ ]	$[ ]	[ ]%	[ ]%
6/30/2013	$[ ]	$[ ]	$[ ]	$[ ]	[ ]%	[ ]%

* Market price refers to the inter-dealer price, without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions.

TIS’s shares have historically traded at a discount to their net asset value. As of June 15, 2015, TIS’s net asset value was $22.62 per share, and the closing price of its shares on the NYSE was $20.12 per share (reflecting a discount of 11.05%). Recently TIS’s market discount has narrowed. TAM believes that this is attributable to market activity following the announcement of the proposed Reorganization. Should the Reorganization not occur, the discount at which TIS’s shares have tended to trade may return to more typical levels. The discount level of TIS’s shares at the time of the Reorganization cannot be predicted.

The following bar charts and tables provide some indication of the risks of investing in each Fund. The bar charts show how the performance of the shares of TIS and Class I shares of the Destination Fund has varied from year to year. The tables show how each Fund’s average annual total returns for different periods compare to returns of a broad measure of market performance.

Calendar Year Annual Returns

Transamerica Income Shares, Inc.

Annual Total Returns (%) as of 12/31

Best Quarter:	6/30/2009	11.84%
Worst Quarter:	12/31/2008	-5.83%

The year to date return through [June 30], 2015 was [    ]%.

Average Annual Total Returns

(For Periods Ended December 31, 2014)

Transamerica Income Shares, Inc.	1 Year	5 Years	10 Years
Based on Net Asset Value	4.74%	7.63%	6.37%
Based on Market Value	1.56%	6.47%	5.80%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	4.45%	4.71%

Calendar Year Annual Returns

Transamerica Flexible Income – Class I

Annual Total Returns (%) as of 12/31

Best Quarter:	3/31/2010	4.47%
Worst Quarter:	9/30/2011	-2.95%

The year to date return through June 30, 2015 was 1.15%.

Average Annual Total Returns

(For Periods Ended December 31, 2014)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Transamerica Flexible Income – Class I	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	4.01%	7.38%	7.45%	11/30/2009
Return After Taxes on Distributions	2.64%	5.37%	5.41%
Return After Taxes on Distributions and Sale of Fund Shares	2.27%	4.92%	4.97%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	4.45%	4.06%

Purchase, Redemption, Exchange and Conversion Policies

This section will help you compare TIS’s procedures for purchasing and redeeming shares of TIS with the procedures for purchasing, redeeming and exchanging shares of the Destination Fund.

Transamerica Income Shares, Inc.	Destination Fund
Procedures for Purchasing and Redeeming Shares	Procedures for Purchasing, Redeeming and Exchanging Shares
BUYING SHARES Shares of TIS are listed on the NYSE and may be purchased in the secondary market through financial intermediaries and subject to brokerage commission or other fees

BUYING SHARES

Investors may purchase shares of the funds at the “offering price” of the shares, which is the net asset value per share (“NAV”) plus any applicable initial sales charge. Please note that purchase requests initiated through an automated service that exceed $50,000 per day may be rejected and must be submitted by check or via bank wire.

Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.

By Check

•       Make your check payable and send to Transamerica Fund Services, Inc.

•       If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica fund(s) in which you wish to invest. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.

•       Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear.

•       Transamerica Funds does not accept cash, money orders, traveler’s checks, credit card convenience checks, or starter checks without pre-printed information. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Funds. We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

•       If you are opening a new account, send your completed application along with your check.

By Automatic Investment Plan

•       With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no

Transamerica Income Shares, Inc.	Destination Fund

selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.

By Telephone

•       You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website at www.transamericafunds.com for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

Through an Authorized Dealer

•       If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.

By Internet

•       You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website at www.transamericafunds.com for information on how to establish an electronic bank link.

By Payroll Deduction

•       You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this option.

By Wire Transfer

•       You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:

State Street Bank and Trust Company, Boston, MA, ABA#011000028

Credit: Transamerica Funds Acct #00418533

Ref: Shareholder name, Transamerica fund and account numbers.

•       Shares will be purchased at the next determined public offering price after receipt of your wire if you have supplied all other required information.

Other Information

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Income Shares, Inc.	Destination Fund

Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order, including, but not limited to, any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer.

Minimum Investment

Class I shares of the Transamerica Funds are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the Transamerica Funds and its affiliates. The minimum investment for Class I shares is $1,000,000, but will be waived for shareholders of TIS who acquire their Class I shares of the Destination Fund through the Reorganization as well as for certain investors, including fee-based programs, qualified retirement plans, and financial intermediaries that submit trades on behalf of underlying investors.

Opening an Account

Fill out the New Account Application, which is available on our website. Transamerica Funds requires all applications to include an investment representative or an approved broker-dealer of record. An approved broker-dealer is one that is providing services under a valid dealer sales agreement with the funds’ distributor.

IRAs and other retirement plan accounts require different applications, which you can request by calling Customer Service or by visiting our website at www.transamericafunds.com.

Federal regulations may require the fund to obtain, verify and record certain information from you and persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth (for an individual), permanent residential address or principal place of business and Social Security Number or Employer Identification Number. The fund may also ask to see other identifying documents. If you do not provide the information, the fund may not be able to open your account. Identifying information must be provided for each trader on an account. The fund may also place limits on account transactions while it is in the process of verifying your identity. If the fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the fund believes it has identified potentially criminal activity, the fund reserves the right to take action it deems appropriate or as required by law, which may include redeeming your shares and closing your account.

Transamerica Income Shares, Inc.	Destination Fund
SELLING SHARES Shares of TIS are not redeemable, and any sales of shares must be effected in the secondary market.

SELLING SHARES

Shares may be sold (or “redeemed”) on any day the New York Stock Exchange is open for business. Proceeds from the redemption of shares will usually be sent to the redeeming shareholder within three business days after receipt in good order of a request for redemption. However, Transamerica Funds has the right to take up to seven days to pay redemption proceeds, and may postpone payment under certain circumstances, as authorized by law.

If you have recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the fund is reasonably satisfied that the check or electronic funds transfer has cleared (which may take up to 15 calendar days). This delay may be avoided if you purchase shares by Federal Funds wire or certified check.

Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee for all shareholders.

The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.

Shares are redeemed at NAV, minus any applicable sales charge.

To request your redemption and receive payment by:

Direct Deposit – ACH

•        You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.

Direct Deposit – Wire

•        You may request an expedited wire redemption in writing or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.

Check to Address of Record

•        Written Request – Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional

Transamerica Income Shares, Inc.	Destination Fund

documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

•        Telephone or Internet Request – You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.

Check to Another Party/Address

•        This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.

Systematic Withdrawal Plan (by Direct Deposit – ACH or Check)

•        You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP, or visit our website to obtain the appropriate form to complete.

Through an Authorized Dealer

•        You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.

Your Request to Sell Your Shares and Receive Payment May Be Subject to:

•        The type of account you have and if there is more than one shareholder.

•        The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.

•        A written request and original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

•        When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.

•        Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

•        Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear.

Transamerica Income Shares, Inc.	Destination Fund

•        Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind. Please see the SAI for more details.

•        If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.

Please see additional information relating to original signature guarantee later in this prospectus.

Not applicable. See “Selling Shares” above.

Involuntary Redemptions

The fund reserves the right, to the fullest extent permitted by law, to close your account if the account value falls below the fund’s minimum account balance, including solely due to declines in NAV, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing).

EXCHANGING SHARES Not applicable. See “Buying Shares” above.

EXCHANGING SHARES

•       You may request an exchange in writing, by phone, or by accessing your account through the internet.

•       You can exchange shares in one fund for shares in the same class of another fund offered in this prospectus.

•       Class I shares minimum exchange to a new fund account is $1,000,000 per fund account but will be waived for certain investors as outlined within the Minimum Investment Section.

•       An exchange is treated as a redemption of a fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus for that fund carefully.

•       If you exchange all your shares to a new fund, any active systematic plan that you maintain with Transamerica Funds will also carry over to this new fund unless otherwise instructed.

•       In certain circumstances, shares of one class of a fund may also be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information.

•       Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days’ written notice.

•       Transamerica Funds reserves the right to deny any exchange request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.

•       The minimum exchange amount may be waived with respect to transactions in omnibus accounts maintained on behalf of certain 401(k) and other retirement plans.

Transamerica Income Shares, Inc.	Destination Fund

PRICING OF SHARES

The Adviser intends to make weekly, quarterly and year end determinations available for publication of the net asset value of the Fund’s shares as of the close of business on the last business day that the New York Stock Exchange is open during the period. It will also make such net asset value determinations whenever other needs arise necessitating such a determination. Net asset value per share will be determined by dividing the value of the portfolio plus accrued interest, any cash and other assets, less all liabilities (including accrued but unpaid expenses and dividends or other distributions to stockholders but only on and after the record dates therefor) by the number of shares outstanding.

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

PRICING OF SHARES

How Share Price Is Determined

The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.

When Share Price Is Determined

The NAV of all funds (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus any applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the Asset Allocation Funds are received and accepted. For purchases of shares of the Asset Allocation Funds through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Asset Allocation Funds.

How NAV Is Calculated

The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.

The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the

Transamerica Income Shares, Inc.	Destination Fund

NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Transamerica Income Shares, Inc.	Destination Fund

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

Not applicable. See “Buying Shares” above.

FEATURES AND POLICIES

Minimum Account Balance

Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:

Account Balance (per fund account) If your balance is below $1,000 per fund account, including solely due to declines in NAV

Fee Assessment (per fund account) $25 annual fee assessed, until balance reaches $1,000

No fees will be charged on:

•       accounts opened within the preceding 12 months

•       accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)

•       accounts owned by an individual that, when combined by Social Security Number, have a balance of $5,000 or more

•       accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more

•       accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements

•       UTMA/UGMA accounts (held at Transamerica Funds)

•       State Street Custodial Accounts (held at Transamerica Funds)

•       Coverdell ESA accounts (held at Transamerica Funds)

•       Omnibus and Network Level 3 accounts

•       B share accounts whose shares have started to convert to A share accounts (as long as combined value of both accounts is at least $1,000)

While there is currently no minimum account size for maintaining a Class I share account, the funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.

Transamerica Income Shares, Inc.	Destination Fund

Telephone Transactions

Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.

Retirement and ESA State Street Account Maintenance Fees

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’ value per Social Security Number is more than $50,000.

An A share account that holds shares converted from a B-share account shall be considered as part of the original B share account for purposes of this fee.

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.

Signature Guarantee

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.

An original signature guarantee is typically required if any of the following is applicable:

You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

•       You would like a check made payable to anyone other than the shareholder(s) of record.

•       You would like a check mailed to an address which has been changed within 10 days of the redemption request.

•       You would like a check mailed to an address other than the address of record.

•       You would like your redemption proceeds wired to a bank account other than a bank account of record.

•       You are adding or removing a shareholder from an account.

Transamerica Income Shares, Inc.	Destination Fund

•       You are changing ownership of an account.

•       When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.

•       Transactions requiring supporting legal documentation.

The funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

•       It does not appear valid or in good form.

•       The transaction amount exceeds the surety bond limit of the signature guarantee.

•       The guarantee stamp has been reported as stolen, missing or counterfeit.

Note: For certain maintenance and non-financial requests, Transamerica Funds requires a Signature Validation Program Stamp for your protection. When an institution provides a Signature Validation Program Stamp, it assures Transamerica Funds that the signature and instructions are yours and that you have the authority to provide the instruction(s) contained within the request. A notary’s seal cannot serve as an alternative to a Signature Validation Program Stamp.

Electronic Signatures

Transamerica may accept electronic signatures in certain circumstances. Please contact Customer Service (1-888-233-4339) to see if you are eligible for this feature.

Paperless Legal Program

Transamerica may accept requests to transfer or redeem accounts having an original signature guarantee without the necessity to include additional legal documentation. The shareholder should contact their signature guarantor regarding all documentation that may be required to obtain an original signature guarantee.

Employer Sponsored Accounts

If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-Mail Communication

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all account specific requests be submitted only via telephone, mail or through the secure link on our website.

Transamerica Income Shares, Inc.	Destination Fund

Statements and Reports

Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of the prior year’s income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

eDelivery

By enrolling in eDelivery, you are notified via e-mail when shareholder documents are available for viewing on our website such as account statements, financial transaction confirmations, prospectuses, tax forms, and annual and semi-annual reports. With eDelivery, you can save time by receiving e-mail notifications days before documents might be received through the postal service; reduce clutter by reducing the amount of paper for filing, shredding, or recycling; lower environmental impact by cutting paper waste and transportation requirements; and enjoy added security by accessing your information electronically through our secure website link.

Once your account is established, visit our website at www.transamericafunds.com. Click on Resources, and select Individual Investor. When you have logged into your account, select the “Electronic Delivery” option and follow the simple enrollment steps provided.

Right to Terminate or Suspend Account Privileges

The fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the fund’s policy to detect and deter frequent purchases, redemptions and exchanges, the fund may review and consider the history of frequent trading activity in all accounts in the Transamerica Funds known to be under common ownership or control. The fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the fund determines, in the exercise of its discretion, has engaged in such trading activity.

Transamerica Income Shares, Inc.	Destination Fund

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.

While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements.

The funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by the capabilities of operational and information systems. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.

Reallocations in underlying series of Transamerica Funds by an Asset Allocation Fund that invests in other series of Transamerica Funds in furtherance of a fund’s objective are not considered to be market timing or excessive trading.

Transamerica Income Shares, Inc.	Destination Fund

Investment Policy and Other Changes

A fund that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the funds, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a fund may also be changed without shareholder approval.

To the extent authorized by law, the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for customers, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the funds until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the transaction amount (in dollars, shares or percentage terms); the names, fund and account number(s) and allocations to and/or from the fund accounts affected by the requested transaction; the signatures of all owners (exactly as registered on the account) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents and signature guarantees. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect any purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. “Received” or receipt in good order generally means that everything necessary must be received by the funds, at our mailing address specified in this prospectus. We reserve the right to reject electronic transactions that do not meet our requirements.

Distributions and Taxes

Transamerica Income Shares, Inc.	Destination Fund

DISTRIBUTIONS AND TAXES

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code. The Fund will distribute, at least annually, after deduction of all expenses, all of its ordinary income and any net realized short-term and long-term capital gains and thereby expects to be relieved of any federal income tax thereon. By doing so, it will not be subject to federal income taxes on income and realized capital gains that are distributed.

It is contemplated that net investment income distributions will be made monthly. Accordingly, the dividend disbursing fees payable by the Fund will be substantially higher than if dividend distributions were made quarterly. Distributions of net realized short and long-term capital gains, if any, will be made annually. All distributions will be paid in cash.

Federal Tax Status

Distributions of net investment income and net short-term capital gains are treated by shareholders as ordinary income for federal income taxes. Since substantially all of the Fund’s income is expected to arise from interest rather than dividends, only a small part of its distributions to shareholders is expected to qualify for favorable tax rates applicable to qualified dividend income for noncorporate shareholders and for the dividends-received deduction for corporations. Distributions of any long-term capital gains will be taxable to shareholders as long-term capital gains when received, regardless of the time Fund shares are held.

If, in any taxable year, the Fund were to fail to qualify as a regulated investment company under the Internal Revenue Code, (a) the Fund would subject to tax as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, (b) the Fund’s distributions, to the extent made out of the Fund’s current or accumulated earnings and profits, would be taxable to its shareholders as dividends (regardless of whether they would otherwise have been considered long-term capital gains) and would generally be eligible for the favorable tax rates applicable to qualified dividend income for noncorporate shareholders and for the dividends-received deduction for corporations.

The foregoing discussion relates only to federal income taxes on dividends and distributions by the Fund. Investors are urged to consult their own counsel regarding state and local taxes applicable to dividends and distributions received. The federal income tax status of distributions will be reported to shareholders. Qualification for federal tax purposes as a regulated investment company does not involve governmental supervision of management or investment practices or policies.

DISTRIBUTIONS AND TAXES

Dividends and Distributions

The fund will distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. The fund generally pays any dividends and other distributions annually.

Taxes on Distributions in General

The fund will not generally have to pay income tax on amounts it distributes to shareholders. Shareholders will generally be taxed on distributions, whether such distributions are paid in cash or reinvested in additional shares.

The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:

•  Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains, generally at rates of up to 20%, regardless of how long the shareholders have held their shares.

•  Any distribution reported as paid from the fund’s “qualified dividend income” may be taxable to shareholders as qualified dividend income at rates of up to 20%. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund) will have to satisfy certain holding period requirements in order for the shareholder to obtain the benefit of the tax rates applicable to qualified dividend income.

•  Distributions in excess of the fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss) that will be recognized on a subsequent sale or exchange of the shares.

•  Other distributions generally will be taxed at ordinary income tax rates.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax

Transamerica Income Shares, Inc.	Destination Fund

purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

If the fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

If the fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

The fund will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of the fund shortly before it makes a taxable distribution, the distribution will be generally taxable to you even though it may effectively represent a return of a portion of your investment. This is known as “buying a dividend.”

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.

Taxes on the Sale or Exchange of Shares

If you sell shares of the fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.

Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.

Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.

Transamerica Income Shares, Inc.	Destination Fund

Withholding Taxes

The fund may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.

The backup withholding rate is 28%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.

Non-Resident Alien Withholding

Dividends and certain other payments (but not distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. Each fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty.

If you are a non-U.S. person, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Additionally, those shareholders will need to provide an appropriate tax form (e.g., Form W-8BEN) and documentary evidence and letter of explanation.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Other Tax Information

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, the fund. More information is provided in the SAI. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investment in the fund.

Transamerica Income Shares, Inc.	Destination Fund

Other Distribution or Service Arrangements

This section describes certain distribution arrangements the Destination Fund.

Destination Fund
Other Distribution and Service Arrangements

Distributor

Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80237 underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. TCI is an affiliate of the investment adviser and the funds. The funds may pay TCI, or its agent, fees for its services.

Distribution Plan

The fund has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940 (the “Plan”) for each class of shares (except Class I and Class T Shares).

Other Distribution and Service Arrangements

TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.

TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of the funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, the funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.

TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to unaffiliated brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related distribution or shareholder servicing activities. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the funds.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or fund shareholders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a fund on a sales list or mutual fund trading platform, including a preferred or select sales list or trading platform, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI, TAM and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation based on sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales for a particular period; (ii) as a percentage of gross or net assets under management; (iii) as a fixed or negotiated flat fee dollar amount; or (iv) based on a combination of any of these methods. These payments are made on a periodic basis, such as monthly or quarterly. During 2014, in general, payments calculated as a percentage of sales ranged from 5 basis points

Destination Fund

(0.05%) to 45 basis points (0.45%), payments calculated as a percentage of assets under management ranged from 2.5 basis points (0.025%) to 20 basis points (0.20%), and flat annual fees ranged from $25,000 to $75,000, which included at times payments for a series of meetings and/or events of other broker-dealers and banks.

As of December 31, 2014, TCI had revenue sharing agreements with more than 20 brokers and other financial intermediaries including, without limitation: Ameriprise Financial Services, Inc.; AXA Advisors, LLC; Bank of America – Merrill Lynch; Barrow, Hanley, Mewhinney and Strauss; Centaurus Financial, Inc.; Charles Schwab; Citigroup-Morgan Stanley Smith Barney; Fifth Third Securities; Hantz Financial Services, Inc.; J.P. Morgan Securities; Kayne Anderson Capital Advisors, L.P.; LPL Financial; National Financial Services; PNC Investments; Pershing LLC; PineBridge Investments LLC; Ranger International Management, LP; Raymond James and Associates; Raymond James Financial Services; Suntrust Investments Services; Transamerica Financial Advisors; UBS Financial Services; US Bancorp Investments, Inc.; and Wells Fargo Advisors, LLC. For the calendar year ended December 31, 2014, TCI paid approximately $10 million to various brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2015, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.

For the same period, TCI received revenue sharing payments totaling approximately $5 million from various financial services firms for their participation in functions, events and meetings sponsored by TCI, including, without limitation, the following firms: Aegon USA Investment Management, LLC, Barrow, Hanley, Mewhinney & Strauss, LLC, BlackRock Financial Management, Inc., CBRE Clarion Securities LLC, Jennison Associates LLC, J.P. Morgan Investment Inc., Kayne Anderson Capital Advisors, L.P., Madison Asset Management, LLC, Morgan Stanley Investment Management Inc., Morningstar Associates LLC, Natixis Global Asset Management, OppenheimerFunds, Inc., Pacific Investment Management Company LLC, PineBridge Investments LLC, Ranger International Management, LP, Systematic Financial Management L.P., Thompson, Siegel & Walmsley LLC and Wellington Management Company LLP.

As of December 31, 2014, TAM made revenue sharing payments to approximately 3 financial intermediaries, the most sizeable of which were to Universal Life Insurance Company. For the same period, TAM did not receive any revenue sharing payments from financial services firms.

TAM also serves as investment adviser to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates make revenue sharing payments to, or receive revenue sharing payments from, affiliates of certain underlying unaffiliated funds within Transamerica insurance products for the provision of services to investors and distribution activities. These amounts are in addition to any revenue sharing programs described above with respect to mutual fund distributors. A financial intermediary may receive both mutual fund-related and insurance-related revenue sharing payments.

In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)

From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also, to the extent permitted by applicable law, pay non-cash compensation or revenue sharing to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) ad hoc sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law. TCI and TAM may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries. Such non-cash compensation is in addition to the overall revenue sharing arrangements described above.

The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different

Destination Fund

from the disclosures in this prospectus and the SAI. A shareholder should ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates and fund sub-advisers to the extent the payments result in more assets being invested in the funds on which fees are being charged.

Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

Class I shares of the funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with Transamerica Funds on behalf of their customers. Service agents may impose additional or different conditions than Transamerica Funds on purchases, redemptions or exchanges of fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees or other amounts in connection with purchases, sales and redemptions of fund shares in addition to any fees charged by Transamerica Funds. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom Transamerica Funds may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize TAM’s investment advisory services or invest in the funds or in other products sponsored by TAM and its affiliates.

Portfolio Holdings Disclosure

A detailed description of the Destination Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Reorganization SAI and available on the Transamerica Funds website at www.transamericafunds.com.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

Agreement and Plan of Reorganization

The proposed Reorganization will be governed by the Agreement, the form of which is attached to this Prospectus/Proxy Statement as Appendix 1. The Agreement provides that TIS will transfer all of its assets to the Destination Fund solely in exchange for the issuance of full and fractional Reorganization Shares and the assumption of all TIS’s liabilities. The Reorganization Shares will be issued on or about [December 5], 2015, or such other date as may be agreed upon by the parties (the “Closing Date”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

TIS will transfer all of its assets to the Destination Fund, and in exchange, the Destination Fund will assume all liabilities of TIS and deliver to TIS the number of full and fractional Reorganization Shares of the Destination Fund having an aggregate net asset value equal to the net asset value of the shares of TIS. On or as soon after the Closing Date as is possible (the “Liquidation Date”), TIS will distribute in complete liquidation of TIS, pro rata to its shareholders of record, all of the Reorganization Shares received by TIS. This distribution will be accomplished by the transfer of Reorganization Shares credited to the account of TIS on the books of the Destination Fund to open accounts on the share records of the Destination Fund in the name of TIS shareholders, and representing the respective pro rata number of Reorganization Shares due such shareholders. All issued and outstanding shares of TIS will be canceled on the books of TIS and TIS will be dissolved under Maryland law. As a result of the proposed transaction, each TIS shareholder will receive a number of Reorganization Shares equal in value as of the Valuation Time to the value of TIS shares previously held by such shareholder.

Approximately two weeks prior to the Closing Date, TIS shares will cease trading on the NYSE in order to allow time transfer shareholder information to the Destination Fund and its transfer agent. During this time period, holders of TIS shares will not be able to sell their shares and their investment will temporarily be illiquid. After the closing of the Reorganization, however, such holders may redeem Reorganization Shares with the Destination Fund at net asset value, on any business day, as further explained below.

The consummation of the Reorganization is subject to the terms and conditions and on the representations and warranties set forth in the Agreement. The Agreement may be terminated by mutual agreement of TIS and Transamerica Funds on behalf of the Destination Fund. In addition, either TIS or Transamerica Funds may at its option terminate the Agreement at or before the Closing Date due to a determination by the Board of TIS or the Board of Transamerica Funds that the consummation of the transactions contemplated therein is not in the best interests of TIS or the Destination Fund, respectively.

Pursuant to the Agreement, TIS will bear the costs related to the Reorganization including the costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganization.

Description of the Reorganization Shares

Reorganization Shares will be issued to TIS’s shareholders in accordance with the Agreement as described above. The Reorganization Shares will be Class I shares of the Destination Fund.

Board’s Considerations Relating to the Proposed Reorganization

TIS’s Board of Directors, including the Independent Directors, has unanimously determined that the proposed Reorganization would be in the best interests of TIS and would not dilute the interests of TIS’s existing shareholders. The same Board members oversee the Destination Fund, and both the full Board and the Independent Trustees of Transamerica Funds also have unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. The Board believes that the proposed Reorganization will be advantageous to the shareholders of TIS and the Destination Fund. In determining whether to approve the Reorganization, the Directors considered the potential impact of the proposed Reorganization on the shareholders of both TIS and the Destination Fund and a variety of related factors and considerations that they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant, including those set forth below. The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations and each Director may have attributed different weights to the various factors considered.

General Considerations

•

The Directors considered that because shares of TIS are not redeemable and instead are bought and sold on the open market, the market price of its shares is influenced by a number of factors and, at times, may trade at a discount (or premium) to net asset value.

•	The Directors considered that TIS’s shares have historically traded at a discount to net asset value, and that at June 15, 2015, such discount was approximately 11%.

•

The Directors considered that TIS shareholders would have the ability to redeem their shares of the Destination Fund, an open-end fund (commonly referred to as a “mutual fund”) at their net asset value on a daily basis.

•

The Directors noted that TAM believes that TIS shareholders could benefit from the potential for greater operating efficiencies and long-term economies of scale that may result from the consummation of the Reorganization.

•

The Directors noted the belief that elimination of the redundancies in TAM’s product line could improve TAM’s use of its oversight resources and strengthen TAM’s ability to pursue investment and marketing opportunities.

Fees and Expenses

•

The Directors assessed the information that was provided in advance of the meeting of the Directors regarding fees and expenses for TIS and the Destination Fund, as well as projected expense ratios of the Destination Fund following the Reorganization.

•	The Directors considered that, based on the anticipated asset levels following the Reorganization, the advisory fee paid by the Destination Fund will be lower than the advisory fee paid by TIS.

•

The Directors also considered that the net expense ratio of Class I shares of the Destination Fund is expected to be lower than the net expense ratio of shares of TIS, which will result in a benefit to the TIS shareholders immediately after the Reorganization.

•	The Directors considered that TAM has contractually agreed to cap total expenses of the Class I shares of the Destination Fund at 0.85% through March 1, 2016.

•

The Directors considered that, in light of the benefits expected to be received by TIS shareholders as a result of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Proxy Statement/Prospectus, and any regulatory filings in connection with the Reorganization would be borne by TIS.

•	The Directors also noted that no brokers are entitled to receive any payments in connection with the transactions as part of the Reorganization.

•	Investment Performance

•

The Directors considered the relative investment performance of TIS and the Destination Fund and whether performance and investment flexibility have the potential to be enhanced if the assets of TIS and the Destination Fund are combined.

•

The Directors considered that the Destination Fund had slightly higher annualized returns for each of the one-, three-, and five-year periods ended April 30, 2015, and TIS’s maximum drawdown and Sharpe Ratio were slightly higher.

Tax

•

The Directors considered that the exchange of TIS shares for shares of the Destination Fund in the Reorganization is not expected to result in income, gain or loss being recognized for federal income tax purposes by TIS or TIS shareholders.

Investment Program

•

The Directors considered that TAM, the investment adviser of TIS, currently serves as the investment adviser to the Destination Fund, and that AUIM, the sub-adviser of TIS, currently serves as the sub-adviser to the Destination Fund.

•

The Directors considered that the same portfolio managers, using substantially the same portfolio management techniques, are responsible for the day-to-day investment management of both TIS and the Destination Fund, which results in holdings, exposures, themes and performance results that are very similar.

•	The Directors considered that the Destination Fund has a similar investment objective, and the same principal investment strategies and principal investment risks as TIS.

Other Considerations

•	The Directors considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Directors took into consideration the fact that TIS and the Destination Fund have the same valuation policies and procedures.

The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations and each Director may have attributed different weights to the various factors. Based on all of the foregoing, the Board concluded that TIS’s participation in the proposed Reorganization would be in the best interests of TIS and would not dilute the interests of TIS’s existing shareholders. The Board, including those Board members who are not “interested persons” of the Company, as defined in the 1940 Act (the “Independent Directors”), unanimously recommends that shareholders of TIS approve the Agreement and the transactions it contemplates.

Certain Federal Income Tax Consequences

It is a condition to each Fund’s obligation to consummate the Reorganization that the Funds receive a tax opinion from Morgan, Lewis & Bockius LLP (which opinion will be based on certain factual representations and certain customary assumptions) substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, current administrative rules and court decisions, for federal income tax purposes:

(a)

The transfer of all the assets of TIS to the Destination Fund in exchange solely for Reorganization Shares and the assumption by the Destination Fund of all the liabilities of TIS followed by the pro rata distribution by TIS of all the Reorganization Shares to TIS shareholders in complete liquidation of TIS will constitute a “reorganization” within the meaning of Section 368(a) of the Code and, with respect to the Reorganization, each Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code.

(b)

No gain or loss will be recognized by the Destination Fund upon the receipt of all the assets of TIS solely in exchange for the Reorganization Shares and the assumption by the Destination Fund of all the liabilities of TIS.

(c)

The tax basis in the hands of the Destination Fund of TIS’s assets transferred to the Destination Fund in the Reorganization will be the same as the tax basis of such assets to TIS immediately before the Reorganization, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by TIS upon the transfer.

(d)

The holding period of each such asset of TIS in the hands of the Destination Fund, other than any asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the asset was held by TIS (except where investment activities of the Destination Fund have the effect of reducing or eliminating the holding period with respect to an asset).

(e)

No gain or loss will be recognized by TIS upon the transfer of all its assets to the Destination Fund solely in exchange for the Reorganization Shares and the assumption by the Destination Fund of all the liabilities of TIS or upon the distribution of such Reorganization Shares by TIS to TIS’s shareholders in complete liquidation of TIS, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of TIS’s taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

(f)	No gain or loss will be recognized by TIS’s shareholders upon the exchange of their TIS shares solely for Reorganization Shares in the Reorganization.

(g)	The aggregate tax basis of the Reorganization Shares that each TIS shareholder receives in the Reorganization will be the same as the aggregate tax basis of his or her TIS shares exchanged therefor.

(h)

Each TIS shareholder’s holding period for his or her Reorganization Shares received in the Reorganization will include the period during which he or she held the TIS shares exchanged therefor, provided that he or she held such TIS shares as capital assets on the date of the Reorganization.

Notwithstanding the above, no opinion will be expressed as to any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.

Immediately prior to the Reorganization, TIS will, as necessary, declare and pay a dividend, which, together with all previous dividends for the taxable year, is intended to have the effect of distributing to the TIS shareholders all of TIS’s net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, and all of its net tax-exempt income, if any, for the taxable year ending on the Closing Date. The amount of such distribution to the TIS shareholders is estimated as of [        ], 2015, to be $[        ] per share. Any amount actually distributed to the TIS shareholders immediately prior to the Reorganization may be higher or lower than that estimated amount. Any such distribution generally will be taxable to the TIS shareholders.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of federal, state, local, non-U.S. and other tax laws.

Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses from any taxable year that began on or before December 22, 2010 (“Pre-2011 Losses”) for a period of up to eight taxable years. Federal income tax law permits a regulated investment company to carry forward its net capital losses from any taxable year that began after December 22, 2010 (“Post-2010 Losses”) for an unlimited number of taxable years, but such carryforwards must be fully utilized before the regulated investment company is permitted to utilize any carryforwards of losses from taxable years that began on or before December 22, 2010.

As of March 31, 2015, TIS had the following unused carryforwards of Pre-2011 Losses:

Carryforward	Current Expiration Date
$3,079,108	March 31, 2017

As a result of the Reorganization, losses and loss carryforwards will benefit the shareholders of the combined Fund, rather than only the shareholders of the Fund that incurred them. If the Reorganization closes on a date other than TIS’s regular year-end, it will cause carryforwards of TIS’s Pre-2011 Losses to expire earlier than the time they otherwise would have expired. By reason of the foregoing rules, taxable shareholders may pay more taxes, or pay taxes sooner, than they otherwise would have if the Reorganization did not occur.

As of Ocotber 31, 2014, the Destination Fund had the following unused carryforwards of Pre-2011 Losses:

Carryforward	Expiration Date
$1,261,782	October 31, 2015
$51,527,330	October 31, 2016
$20,522,686	October 31, 2017

Neither Fund has Post-2010 Losses. As of the Closing Date, each Fund may have net realized capital gains or losses and may also have net unrealized gains or losses.

The Reorganization may result in a number of different limitations on the Destination Fund’s ability to use realized and unrealized losses of TIS and the Destination Fund. In the taxable year of the Destination Fund in which the Reorganization occurs, the Destination Fund will be able to use carryforwards of TIS’s capital losses (including from TIS’s short taxable year ending on the Closing Date), subject to the additional limitations described below, to offset only a prorated portion of the Destination Fund’s capital gains for such taxable year, based on the number of days remaining after the Closing Date in such taxable year.

Because shareholders of TIS are expected to own less than 50% of the Destination Fund immediately after the Reorganization, the Reorganization may result in limitations on the Destination Fund’s ability, following the Reorganization, to use capital loss carryforwards of TIS (including carryforwards generated in the tax year of TIS ending on the date of the Reorganization) and potentially on the Destination Fund’s ability to use unrealized capital losses inherent in the tax basis of the assets acquired in the Reorganization. Capital losses in excess of the limitation may be carried forward indefinitely, subject to any other applicable limitations, including the expiration date set forth above. The annual limitation on the use of those carryforwards for periods following the Reorganization generally will equal the product of the net asset value of TIS immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the Internal Revenue Service (“IRS”) and in effect at the time of the Reorganization. This limitation may be prorated in the taxable year of the Destination Fund in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

Under certain circumstances, the Reorganization may result in limitations on the Destination Fund’s ability, in the post-Reorganization period, to use a portion of any carryforward generated in its tax year that includes the Reorganization, and potentially on the Destination Fund’s ability to use unrealized capital losses inherent in the tax basis of its assets. Those limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations, including the expiration dates set forth above. If applicable, the annual limitation on the use of those carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Destination Fund and the “long-term tax-exempt rate,” as published by the IRS.

The Reorganization may also result in a limitation on the combined Fund’s ability to use capital loss carryforwards of TIS (including any net loss from TIS’s short taxable year ending on the date of the Reorganization) to offset gains realized after the Reorganization that are attributable to unrealized capital gains in the Destination Fund’s assets immediately prior to the Reorganization. This limitation will generally apply if the Destination Fund’s unrealized capital gains as of the date of the Reorganization are greater than the lesser of $10,000,000 or 15% of the value of the Destination Fund, subject to certain adjustments, as of the date of the Reorganization. If TIS has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the combined Fund may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of TIS) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the Destination Fund.

Since the Reorganization is not expected to close until the close of business [December 5], 2015, the capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described above may change significantly between now and the completion of the Reorganization. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

Capitalization

The following table shows, as of [June 30], 2015, the capitalization of each fund and the pro forma combined capitalization of the Destination Fund, giving effect to the proposed Reorganization as of that date:

	Transamerica Income Shares, Inc.	Transamerica Flexible Income	Adjustments	Combined Pro Forma Portfolio
Net assets by class:
	$[ ]	$[ ]	$[ ]	$[ ]
Shares outstanding (unlimited shares, no par value):
	$[ ]	$[ ]	$[ ]	$[ ]
Net asset value per share:
	$[ ]	$[ ]	$[ ]	$[ ]

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Investment Adviser, Sub-Adviser and Portfolio Managers

Investment Adviser. Transamerica Asset Management, Inc. (“TAM”), located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237, serves as investment adviser for TIS and the Destination Fund. TAM provides continuous and regular investment advisory services to the Funds. For each of the Funds, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each Fund’s sub-adviser. In acting as a manager of managers, TAM provides investment advisory services that include, without limitation, oversight and monitoring of sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the Funds and regular review and evaluation of sub-adviser performance and adherence to investment style and process. More information on the investment advisory services rendered by TAM is included in the SAI. TAM is paid investment advisory fees for its service as investment adviser to each Fund. These fees are calculated on the average daily net assets of each fund.

TAM has been a registered investment adviser since 1996. As of December 31, 2014, TAM has approximately $74 billion in total assets under management.

TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) (87.72%) and Aegon USA, LLC (“Aegon USA”) (12.28%). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM acts as a manager of managers for the Destination Fund pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Directors/Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Directors/Trustees, but without the approval of the applicable fund’s shareholders, to:

(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

Pursuant to the exemptive order, the Destination Fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.

A discussion regarding the basis of the Board’s approval of the advisory arrangements with TAM is available in the Destination Fund’s annual report for the period ended October 31, 2014 and TIS’s semi-annual report for the period ended September 30, 2014, as applicable.

Sub-Adviser. Aegon USA Investment Management, LLC (“AUIM”) serves as sub-adviser for TIS and the Destination Fund. AUIM, a wholly-owned and indirect subsidiary of Aegon N.V., has been a registered investment adviser since December 2001. As of December 31, 2014, Aegon USA Investment Management, LLC has approximately $141 billion in total assets under management.

A discussion regarding the basis of the Board’s approval of the sub-advisory arrangement with AUIM is available in the Destination Fund’s annual report for the period ended October 31, 2014 and TIS’s semi-annual report for the period ended September 30, 2014, as applicable.

Portfolio Managers. Brian W. Westhoff, CFA, Rick Perry, CFA, Doug Weih, CFA and James K. Schaeffer, Jr. from AUIM serve as portfolio managers for both TIS and the Destination Fund. The Destination Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed and ownership of Fund shares.

ADDITIONAL INFORMATION ABOUT TIS AND THE DESTINATION FUND

Type of Fund. TIS is a closed end fund that was incepted in July 1972. Closed end funds neither redeem their outstanding shares nor generally engage in the ongoing sale of new shares, and thus operate with a relatively fixed capitalization. Shares of TIS currently are traded on the NYSE. The Destination Fund is an open end fund whose shares can be redeemed on request at their net asset value, less any applicable sales charges.

Directors/Trustees and Officers. The directors and officers of TIS are the same as the trustees and officers of Transamerica Funds (of which the Destination Fund is a series). The following individuals comprise the Board of Directors of the TIS and the Board of Trustees of Transamerica Funds: Marijn P. Smit (interested Director and Chairman); Alan F. Warrick (interested Director); Sandra N. Bane; Leo J. Hill; David W. Jennings; Russell A. Kimball, Jr.; Eugene M. Mannella; Patricia L. Sawyer and John W. Waechter.

Independent Registered Public Accounting Firm (“Auditor”). TIS’s and the Destination Fund’s Auditor is Ernst and Young LLP.

Other Service Providers. TCI is the distributor for the Destination Fund. Transamerica Fund Services, Inc. (“TFS”), an affiliate of TAM and TCI, serves as the administrator, transfer agent and bookkeeping and pricing agent for TIS and the Destination Fund. TFS has outsourced the provision of certain administrative services to State Street Bank and Trust Company and certain transfer agency services to Boston Financial Data Services, Inc. State Street Bank and Trust Company is custodian for TIS and the Destination Fund.

Charter Documents. TIS is a Maryland corporation. The Destination Fund is a series of a Delaware statutory trust. TIS and Transamerica Funds (of which the Destination Fund is a series) are governed by their respective corporate and trust instruments, by-laws and applicable state law. Additional information about the corporate and trust instruments and by-laws of the TIS and Transamerica Funds is provided below. Because TIS is a Maryland corporation and the Destination Fund is a series of a Delaware statutory trust, there are some differences between the rights of shareholders of each Fund under state law.

Shares. TIS is authorized to issue 20,000,000 shares of common stock, par value $1.00 per share. The shares of common stock are listed on the New York Stock Exchange. Shareholders have no preemptive or appraisal rights.

Transamerica Funds is authorized to issue an unlimited number of shares of beneficial interest of the Destination Fund, no par value, from an unlimited number of series of shares. Shares of each series of Transamerica Funds have no preemptive rights.

Voting Rights. On each matter submitted to a vote of shareholders of TIS and the Destination Fund, each shareholder is entitled to one vote for each share held (with proportional fractional votes for fractional shares). On any matter submitted to a vote of shareholders of Transamerica Funds, except when required by the 1940 Act or when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only the shareholders of such series or classes shall be entitled to vote. Under the Maryland General Corporation Law, a Maryland corporation such as TIS generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless advised by the board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is set forth in the corporation’s charter. The charter of TIS generally provides that such amendment or action must be declared advisable by the Board of Directors and approved by shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Under Delaware law relating to a Delaware statutory trust such as the Destination Fund and the Declaration of Trust of the Destination Fund, the Destination Fund may amend its Declaration and

Certificate of Trust, merge, convert, or sell all or substantially all of its assets with approval of the Board of Trustees and without approval by shareholders of the Destination Fund, unless as may be required by law or as the Trustees may consider and determine necessary or desirable.

Shareholder Meetings. Due to its classified Board and the listing of its common stock on the NYSE, TIS is required to hold annual meetings of shareholders. In addition, the Board of Directors may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the charter and By-Laws of TIS. Shareholders may request that a special meeting of the shareholders be called under certain circumstances. Transamerica Funds is not required to and generally does not hold annual meetings.

Shareholder Liability. Under Maryland law, shareholders are generally not liable for the obligations of TIS. Transamerica Funds’ trust instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of Transamerica Funds or any of its series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of the Destination Fund.

Director/Trustee Liability. Both TIS and Transamerica Funds indemnify directors/trustees against all liabilities and expenses incurred by reason of being a director/trustee to the fullest extent permitted by law, except that TIS and Transamerica Funds do not provide indemnification for liabilities due to a director’s/trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such director’s/trustee’s duties.

The foregoing is a very general summary of certain provisions of the corporate and trust instruments and by-laws governing the Funds. It is qualified in its entirety by reference to the respective corporate and trust instruments and by-laws.

Fundamental Investment Policies of the Funds

TIS and the Destination Fund have each adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable Fund represented at the meeting, if at least 50% of all outstanding shares of the Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the Fund entitled to vote at the meeting. The following lists the fundamental investment policies for TIS and the Destination Fund.

TIS

Without a vote of the majority of the outstanding voting securities of the Fund, the Fund will not take any of the following actions:

(1)

Issue senior securities or borrow money, except that a temporary measure for extraordinary or emergency purposes, the Fund may borrow amounts up to 5% of its total assets taken at cost or market value, whichever is less, provided that the Fund may not mortgage, pledge or hypothecate more than 10% of its assets taken at cost to secure such borrowings.

(2)	Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(3)

Purchase real estate or interests in real estate, except that the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

(4)

Make loans, except through the purchase of debt securities and the loaning of its portfo1io securities in accordance with, and to the extent permitted by, the Fund’s investment objectives and policies.

(5)	Invest in companies for the purpose of exercising control or management.

(6)	Purchase securities on margin or make short sales of securities.

(7)	Purchase securities issued by Transamerica or by any majority-owned subsidiary thereof.

(8)

Participate on a joint, or a joint and several, basis in any securities trading account, except that the Fund may, to the extent permitted by rules, regulations or orders of the Securities and Exchange Commission, combine orders ‘with others for the purchases and sales of securities in order to achieve the best overall execution

(9)

Purchase or retain the securities of any issuer if those officers and directors of the Fund or its investment adviser owning individually more than  1⁄2 of 1% of the securities of that issuer together own beneficially more than 5% of the issuer’s securities.

(10)	Invest in commodities or commodity contracts, or write or purchase puts, calls, or combinations of both.

(11)	Purchase the securities of any other investment company, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Fund’s shareholders.

(12)

Concentrate its investments in any one industry except that the Fund may invest up to 25% of its assets, at market value, in securities issued by companies principally engaged in any one industry. Neither all utility companies, as a group, nor all finance companies, as a group, will be considered a single industry for purposes of this limitation.

(13)

Invest more than 5% of its total assets at market value in securities of any one issuer other than the United States Government or its instrumentalities (except that with respect to the securities acquired in the exchange described elsewhere herein, such 5% limitation shall apply only as to 15% of the Fund’s assets), or in the securities of companies which (together with predecessors) have a record of less than three years continuous operation, or purchase more than 10% of the outstanding voting securities of any one issuer.

Destination Fund

(1)	Borrowing. The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

(2)	Underwriting Securities. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

(3)	Making Loans. The fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(4)

Senior Securities. The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Real Estate. The fund may not purchase or sell real estate except as permitted by the 1940 Act.

(6)

Commodities. The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

(7)

Concentration of Investments. The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following provides additional information about the Destination Fund’s fundamental investment policies. This information does not form part of the Destination Fund’s fundamental investment policies.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. The fund will be permitted by this policy to make loans of money, including to other funds, portfolio securities or other assets. The fund would have to obtain exemptive relief from the SEC to make loans of money to other funds.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the fund from owning real estate; however, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, MBS instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; repurchase agreements collateralized by any such obligations; and counterparties in foreign currency transactions. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. A type of investment will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.

Except for the fundamental policy on borrowing set forth in (1) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

General. Pursuant to the Agreement, TIS will bear the costs related to the Reorganization including the costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganization.

In addition to solicitation by mail, certain officers and representatives of the TIS, officers, employees or agents of TAM, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit voting instructions/proxies by telephone, telegram, telegraph or in person. In addition, a representative from [Computershare Fund Services (“Computershare”)], a firm authorized by TAM to assist in the solicitation of proxies and voting instructions, may contact you to solicit your proxy by mail, by telephone or by internet. Computershare has been retained to assist in the solicitation of the proxies and it is estimated that it will receive approximately $[        ] for its services.

As of [August 14], 2015 (the “Record Date”), TIS had 6,318,771 shares outstanding.

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting.

Proposals of Shareholders. Due to its classified Board and the listing of its common stock on the NYSE, TIS is required to hold annual meetings of shareholders. In addition, the Board of Directors may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the charter and By-Laws of TIS. Shareholders of TIS who wish to present a proposal for action at a future meeting should submit a written proposal to TIS for inclusion in a future proxy statement. Shareholders may request that a special meeting of the shareholders be called under certain circumstances.

Other Matters to Come Before the Special Meeting. Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the Reorganization proposal, no other business may properly come before the Special Meeting. Under the By-laws of TIS, the power to adjourn or conclude the Special Meeting (whether or not a quorum is present) resides with the chairman of the Special Meeting. If, however, any procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

Quorum. A majority of the outstanding shares of TIS constitutes a quorum for the transaction of business. If the necessary quorum to transact business, or the vote required to approve the proposal, is not obtained at the Special Meeting, the chairman of the meeting or persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Voting. Approval of the proposal requires the affirmative vote of the holder of a majority of the outstanding shares of TIS entitled to vote on the proposal.

Each valid proxy card received in time for the Special Meeting will be voted in accordance with the instructions on the proxy card and as the persons named in the proxy card determine on such other business as may come before the Special Meeting.

TIS has also arranged to have votes recorded by telephone. Please have the proxy card in hand and call the number on the enclosed materials and follow the instructions. After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Shareholders may also vote over the Internet by following the instructions in the enclosed materials. Shareholders will be prompted to enter the control number on the enclosed proxy card. Follow the instructions on the screen, using the proxy ballot as a guide. The voting procedures used in connection with internet voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

For the Reorganization proposal, shares represented by proxies that are executed and returned without instructions will be voted FOR approval of the Reorganization. Proxies may be revoked at any time before they are exercised either (i) by a written revocation received by the Secretary of TIS, (ii) by properly executing a later-dated proxy that is received by TIS at or prior to the Special Meeting or (iii) by attending the Special Meeting and voting in person. Merely attending the Special Meeting without voting, however, will not revoke a previously submitted proxy.

In tallying votes, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power), if any, will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting. Abstentions and broker non-votes will have the effect of votes against the Reorganization proposal.

Share Ownership. As of the Record Date, the officers and directors of each of TIS and the Destination Fund owned in the aggregate less than 1% of the outstanding shares of a fund. The following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of the Destination Fund as of the Record Date:

Shareholder	Title	% Owned
[TO BE PROVIDED]

The following shareholders owned of record or beneficially 5% or more of the outstanding shares of TIS as of the Record Date:

Shareholder Name and Address	Percent
[TO BE PROVIDED]

FINANCIAL HIGHLIGHTS

TRANSAMERICA INCOME SHARES, INC.

The Financial Highlights of TIS are shown below. The Financial Highlights table is intended to help you understand a fund’s performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund for the period shown, assuming reinvestment of all dividends and distributions.

Information has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the TIS’s financial statements, is included in the TIS’s March 31, 2015 Annual Report, which is available to you upon request.

For a share outstanding during the years indicated:

	March 31, 2015	March 31, 2014	March 31, 2013	March 31, 2012	March 31, 2011
Net asset value, beginning of year	$23.06	$23.31	$22.23	$22.46	$22.04
Investment operations:
Net investment income (loss) (A)	0.92	1.02	1.22	1.37	1.47
Net realized and unrealized gain (loss)	(0.17)	(0.17)	1.14	(0.11)	0.63
Total investment operations	0.75	0.85	2.36	1.26	2.10
Distributions:
Net investment income	(0.98)	(1.10)	(1.28)	(1.49)	(1.68)
Net asset value, end of year	$22.83	$23.06	$23.31	$22.23	$22.46
Market value, end of year	$20.38	$20.80	$21.62	$21.79	$21.08
Total net asset value return (B)	3.84%	4.29%	10.74%	5.92%	10.00%
Total market price return (C)	2.77%	1.42%	4.78%	10.62%	0.41%
Ratio and supplemental data:
Net assets end of year (000’s)	$144,230	$145,720	$147,262	$140,461	$141,907
Expenses to average net assets	0.75%	0.75%	0.72%	0.78%	0.80%
Net investment income (loss) to average net assets	3.97%	4.41%	5.36%	6.19%	6.61%
Portfolio turnover rate	24%	32%	30%	33%	65%
(A)	Calculated based on average number of shares outstanding.
(B)

Total net asset value return is based on the change in current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the market prices on the payable dates. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.

(C)

Total market price return is based on the change in current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, taking into account dividends revinvested at market prices in accordance with the terms of the dividend reinvestment plan.

FINANCIAL HIGHLIGHTS

TRANSAMERICA FLEXIBLE INCOME

The Financial Highlights of the Destination Fund are shown below. The Financial Highlights table is intended to help you understand a fund’s performance for the past five years (or less, as applicable). The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund for the period shown, assuming reinvestment of all dividends and distributions.

Information, except for the financial highlights for the six months ended April 30, 2015, has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the Destination Fund’s financial statements, is included in the Transamerica Funds’ October 31, 2014 Annual Report, which is available to you upon request.

For a share outstanding during the periods and years indicated:	Transamerica Flexible Income Class I
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$9.47		$9.39	$9.38	$8.85	$9.02	$8.48

Investment operations:
Net investment income (loss) (B)	0.15		0.31	0.43	0.47	0.53	0.50
Net realized and unrealized gain (loss)	(0.01)		0.08	0.04	0.55	(0.16)	0.57

Total investment operations	0.14		0.39	0.47	1.02	0.37	1.07

Distributions:
Net investment income	(0.15)		(0.31)	(0.46)	(0.49)	(0.54)	(0.53)

Net asset value, end of period/year	$9.46		$9.47	$9.39	$9.38	$8.85	$9.02

Total return (C)	1.50	%(D)	4.25%	5.13%	11.87%	4.19%	13.10	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$49,944		$42,545	$33,036	$31,480	$19,992	$9,787
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.61	%(E)	0.62%	0.68%	0.67%	0.69%	0.76	%(E)(F)
Including waiver and/or reimbursement and recapture	0.61	%(E)	0.62%	0.68%	0.67%	0.69%	0.76	%(E)(F)
Net investment income (loss) to average net assets	3.18	%(E)	3.29%	4.58%	5.20%	5.93%	6.25	%(E)
Portfolio turnover rate	11	%(D)	26%	32%	35%	42%	120	%(D)

(A)	Commenced operations on November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.
(F)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01%.

Appendix 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [    ] day of [        ], 2015, by and among Transamerica Funds, a Delaware statutory trust (the “Acquiring Trust”), with its principal place of business at 4600 S. Syracuse St., Suite 1100, Denver, Colorado 80237, on behalf of its series Transamerica Flexible Income (the “Acquiring Fund”), and Transamerica Income Shares, Inc., a Maryland corporation (the “Acquired Fund”), with its principal place of business at 4600 S. Syracuse St., Suite 1100, Denver, Colorado 80237.

WHEREAS, the Acquiring Fund is a series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquired Fund is a closed-end management investment company registered pursuant to the 1940 Act;

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transaction contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a);

WHEREAS, the reorganization of the Acquired Fund will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for (a) Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), and (b) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, (2) the subsequent distribution of the Acquiring Fund Shares (which shall then constitute all of the assets of the Acquired Fund) to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and (3) the dissolution of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of the Acquired Fund (the “Acquired Fund Board”) has determined that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction and that the dissolution of the Acquired Fund is advisable;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.

TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES IN THE ACQUIRING FUND, ASSUMPTION OF ALL LIABILITIES OF THE ACQUIRED FUND AND LIQUIDATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its property and assets attributable to the Acquired Fund, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to the shares of common stock of the Acquired Fund (the “Acquired Fund Shares”) as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

1.2 The property and assets of the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, originals or copies of or access to all books and records of the Acquired Fund, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Fund Board and officers of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date except for obligations of the Acquired Fund arising under this Agreement (collectively, “Liabilities”). The Acquired Fund will promptly assign, convey, transfer and deliver to the Acquiring Trust, on behalf of the Acquiring Fund, any rights, stock dividends, cash dividends or other securities received by the Acquired Fund after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Trust on behalf of the Acquiring Fund.

1.3 Immediately following the actions contemplated by paragraph 1.1, the Acquired Fund shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Fund shall (a) distribute to the shareholders of record of the Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, in complete liquidation of the Acquired Fund, and (b) dissolve the Acquired Fund in accordance with applicable state law. Such distribution shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to each Acquired Fund Shareholder shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by that Acquired Fund Shareholder on the Closing Date. All issued Acquired Fund Shares will be canceled on the books of the Acquired Fund in the liquidation and dissolution of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.4 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund as maintained by the Acquiring Fund’s transfer agent.

1.5 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns for periods ending on or prior to the Closing Date, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund. The Acquiring Fund and the Acquiring Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2.	VALUATION

2.1 The value of the Assets and the amount of the Liabilities of the Acquired Fund shall be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern Time) on the Closing Date, but immediately prior to giving effect to the assignment and assumption of Assets and Liabilities between the Acquired Fund and the Acquiring Trust, on behalf of the Acquiring Fund, (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Fund Board and the Acquiring Trust Board. All computations of value and amounts shall be subject to confirmation by the independent registered public accounting firm for the Acquired Fund.

2.2 The net asset value per share of the Acquiring Fund Shares shall be determined as of the time for calculation of the Acquiring Fund’s net asset value as set forth in the then-current prospectus for the Acquiring Fund on the Valuation Date, computed using the valuation procedures established by the Acquired Fund Board and the Acquiring Trust Board. All computations of value and amounts shall be made by the independent registered public accounting for the Acquiring Fund.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [December 4, 2015], or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time, or such later time on that date as the Acquired Fund’s net asset value and/or the net asset value per share of the Acquiring Fund Shares is calculated in accordance with Article 2 and after the declaration of any dividends. The Closing shall be held at the offices of Transamerica Asset Management, Inc., 4600 S. Syracuse St., Suite 1100, Denver, Colorado 80237, or at such other time and/or place as the parties may agree.

3.2 At the Closing of the Reorganization, the Acquired Fund shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund. The Acquired Fund shall, within one business day after the Closing for the Reorganization, deliver to the Acquiring Trust a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Fund shall deliver to the Acquiring Trust at the Closing a list of the names, addresses, federal taxpayer identification numbers, tax basis and holding period information, and backup withholding and Chapter 3 and Chapter 4 withholding statuses of the Acquired Fund Shareholders, along with documentation regarding withholding statuses (e.g., Forms W-8 and W-9) and the number and percentage ownership of the outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder immediately prior to the Closing, certified by the Acquired Fund’s President or Secretary (the “Shareholder List”) as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund’s Custodian, or (c) derived from the Acquired Fund’s records by such officers or one of the Acquired Fund’s service provider. For purposes of this Agreement, “Chapter 3 and Chapter 4 withholding” refers to the withholding provisions under Sections 1441–1474 of the Code. At the Closing, the Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares of the appropriate class have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Fund Shares of the appropriate class have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.3. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Trust Board with respect to the Acquiring Fund and the Acquired Fund Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Trust in Schedule 4.1 of this Agreement, the Acquired Fund represents and warrants to the Acquiring Trust and the Acquiring Fund as follows:

(a) The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Acquired Fund’s Articles of Incorporation, as amended (the “Acquired Fund Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Fund is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorization to carry on its business as now being conducted and, subject to approval by the Acquired Fund’s shareholders, to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Fund is a registered closed-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(e) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Fund, will not result, in a material violation of Maryland law or of the Acquired Fund Charter or the bylaws of the Acquired Fund, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(f) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or the Acquired Fund’s ability to consummate the transactions herein contemplated.

(h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as at the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Trust) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(i) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund or the discharge of Acquired Fund liabilities shall not constitute a material adverse change.

(j) All federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(k) For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Fund will have distributed, on or before the Closing Date, substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) the Acquired Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the Closing Date), the Acquired Fund will have made such distributions, on or before the Closing Date, as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, the Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code.

(l) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Trust, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(m) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Fund Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transaction contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein), and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(p) The tax representation certificate to be delivered by the Acquired Fund, to Morgan, Lewis & Bockius LLP in connections with the opinion contemplated by paragraph 8.5 hereof will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2 Except as has been fully disclosed to the Acquired Fund in Schedule 4.2 to this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under the Acquiring Trust’s Declaration of Trust, as amended (the “Acquiring Trust Charter”), to own all of the assets of the Acquiring Fund and to carry on its business as it is being conducted as of the date hereof. The Acquiring Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Trust. The Acquiring Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The Acquiring Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Delaware law or the Acquiring Trust Charter or the bylaws of the Acquiring Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Acquiring Trust’s ability to consummate the transaction herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) All federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Trust’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Acquiring Trust that is treated as a corporation separate from any and all other series of the Acquiring Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation ending prior to the Closing Date, the Acquiring Fund will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) such that for all tax periods ending prior to the Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending prior to the Closing Date, the Acquiring Fund will have made such distributions as are necessary so that for all calendar years ending prior to the Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Trust and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Trust Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Acquiring Trust, on behalf of the Acquiring Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to the Acquiring Fund, from the effective date of the Registration Statement through the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(q) The tax representation certificate to be delivered by the Acquired Trust, on behalf of the Acquiring Fund, to Morgan, Lewis & Bockius LLP in connection with the opinion contemplated by paragraph 8.5 hereof will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.	COVENANTS

The Acquired Fund and the Acquiring Trust, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Acquired Fund will assist the Acquiring Trust in obtaining such information as the Acquiring Trust reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6 The Acquired Fund will, from time to time, as and when reasonably requested by the Acquiring Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Trust’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

5.7 The Acquiring Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.8 The Acquired Fund will call a special meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transaction contemplated herein.

5.9 The Acquiring Trust, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Fund will provide to the Acquiring Trust such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund, to consummate the Reorganization of the Acquired Fund shall be subject, at the Acquired Fund’s election, to the following conditions with respect to the Acquired Fund:

6.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities of the Acquired Fund and all such other agreements and instruments as the Acquired Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Trust’s assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Trust, on behalf of the Acquiring Fund, by the Acquiring Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Fund shall reasonably request.

6.5 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the Reorganization of the Acquiring Fund shall be subject, at the Acquiring Trust’s election, to the following conditions with respect to the Acquiring Fund:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transaction contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

7.3 The Acquired Fund shall have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Fund. The Acquired Fund shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Fund shall have delivered to the Acquiring Trust a certificate executed in the name of the Acquired Fund by the Acquired Fund’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Trust shall reasonably request.

7.5 The Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraph 8.5) refuse to consummate the transactions contemplated by this Agreement with respect to the Acquired Fund and the Acquiring Fund:

8.1 This Agreement and the transaction contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund Charter, the bylaws of the Acquired Fund, and Maryland law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Acquired Fund may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Fund or the Acquiring Trust, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Trust or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Morgan, Lewis & Bockius LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Acquired Fund and the Acquiring Trust, on behalf of the Acquiring Fund, (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and, with respect to the Reorganization, the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund; (iii) the tax basis in the hands of the Acquiring Fund of the Assets of the Acquired Fund will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; (iv) the holding period of each Asset in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of its Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund’s taxable year or upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of his or her Acquired Fund Shares exchanged therefor; and (viii) each Acquired Fund Shareholder’s holding period for his or her Acquiring Fund Shares will include the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Morgan, Lewis & Bockius LLP of representations it shall request of the Acquiring Trust and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Trust, on behalf of the Acquiring Fund, shall have received on the applicable Closing Date an opinion of Venable LLP, in a form reasonably satisfactory to the Acquiring Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Fund and its authorized officers: (a) the Acquired Fund is a corporation existing under the laws of the State of Maryland; (b) the Acquired Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act; (c) the execution and delivery of this Agreement have been duly authorized, this Agreement has been duly executed and, so far as known to such counsel, delivered by the Acquired Fund; and (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Fund Charter or the bylaws of the Acquired Fund. The Acquiring Trust, on behalf of the Acquiring Fund, shall have received on the applicable Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Acquiring Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Fund and its authorized officers, the Agreement constitutes a valid and legally binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms. Each such opinion may state that it is solely for the benefit of the Acquiring Trust and the Acquiring Trust Board. Each such opinion may contain such assumptions and limitations as shall be in the opinion of Venable LLP or Morgan, Lewis & Bockius LLP, as applicable, appropriate to render the opinions expressed therein.

8.7 The Acquired Fund shall have received on the applicable Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Trust, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Trust is a statutory trust validly existing under the laws of the State of Delaware; (b) the Acquiring Trust, with respect to the Acquiring Fund, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable against the Acquiring Trust in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Trust Charter or the bylaws of the Acquiring Trust. Such opinion may state that it is solely for the benefit of the Acquired Fund and the Acquired Fund Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein.

9.	INDEMNIFICATION

9.1 The Acquiring Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquired Fund and the members of the Acquired Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Trust or the members of the Acquiring Trust Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Fund, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquiring Trust and the members of the Acquiring Trust Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the members of the Acquired Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKER FEES AND EXPENSES

10.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The Acquired Fund will be responsible for the expenses incurred in connection with the Reorganization (including legal, tax, proxy solicitation, printing and mailing costs, as well as other costs associated with the Reorganization, but excluding expenses, if any, incurred by shareholders). Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on the Acquired Fund or the Acquiring Fund or on shareholders of the Acquired Fund or the Acquiring Fund.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Trust and the Acquired Fund, and the obligations of the Acquiring Trust, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

This Agreement may be terminated and the transaction contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Trust Board or the Acquired Fund Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution will be effective when communicated to the other party.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Trust.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Trust or the Acquired Fund, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Rest of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRANSAMERICA INCOME SHARES, INC.

By:

Name:

Title:

TRANSAMERICA FUNDS, on behalf of its series Transamerica Flexible Income

By:

Name:

Title:

SCHEDULE 4.1

[    ].

SCHEDULE 4.2

[    ].

PART B

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA FLEXIBLE INCOME

4600 S. Syracuse Street, Suite 1100,

Denver, Colorado 80237

(Toll free) 1-888-233-4339

STATEMENT OF ADDITIONAL INFORMATION

[        ], 2015

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined Proxy Statement and Prospectus dated [        ], 2015 (the “Prospectus/Proxy Statement”), which relates to Class I shares of Transamerica Flexible Income (the “Destination Fund”) to be issued in exchange for shares of the series of Transamerica Income Shares, Inc. (the “Target Fund”), as shown below. Please retain this SAI for further reference.

To obtain a copy of the Prospectus/Proxy Statement, free of charge, please write to the Destination Fund at the address set forth above or call the Destination Fund at the number set forth above.

Target Fund & Shares	Destination Fund & Shares
Transamerica Income Shares, Inc.	Transamerica Flexible Income Fund Class I

1

INTRODUCTION	3
DOCUMENTS INCORPORATED BY REFERENCE	3
FINANCIAL STATEMENTS	3

2

INTRODUCTION

This SAI is intended to supplement the Prospectus/Proxy Statement relating specifically to the proposed transfer of all of the assets of the Target Fund to, and the assumption of the liabilities of the Target Fund by, the Destination Fund in exchange for shares of the Destination Fund as shown in the table on the cover page of this SAI.

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1. The Destination Fund’s Statement of Additional Information dated March 1, 2015 (File Nos. 811-04556 and 033-02659; Accession No. 0001193125-15-066473), is incorporated herein by reference.

2. The Destination Fund’s Annual Report for the fiscal year ended October 31, 2014 (File No. 811-04556), as filed with the SEC on January 9, 2015 (Accession No. 0001193125-15-005942) is incorporated herein by reference.

3. The Destination Fund’s Semi-Annual Report for the period ended April 30, 2015 (File No. 811-04556), as filed with the SEC on July 7, 2015 (Accession No. 0001193125-15-246461) is incorporated herein by reference.

4. The Target Fund’s Annual Report for the fiscal year ended March 31, 2015 (File No. 811-02273), as filed with the SEC on June 4, 2015 (Accession No. 0001193125-15-212720) is incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for the Target Fund and the Destination Fund.

The pro forma financial statements are unaudited.

3

Reorganization Between Transamerica Income Shares, Inc. and Transamerica Flexible Income

PRO FORMA SCHEDULE OF INVESTMENTS

At April 30, 2015

				Transamerica Income Shares, Inc.			Transamerica Flexible Income			Adjustments			Combined Pro Forma Portfolio

	Coupon Rate			Principal	Value		Principal	Value		Principal	Value		Principal	Cost	Value
U.S. Government Obligations - 7.3%
U.S. Treasury Inflation Indexed Bond	2.50%	01/15/2029		$983,790	$ 1,257,407		$4,294,899	$ 5,489,418		$-	$-		$5,278,689	5,996,634	$6,746,825
U.S. Treasury Note	0.38%	08/31/2015		-	-		1,910,800	1,912,741		-	-		1,910,800	1,912,203	1,912,741
U.S. Treasury Note	0.50%	09/30/2016		-	-		7,286,000	7,294,539		-	-		7,286,000	7,279,343	7,294,539
U.S. Treasury Note	1.38%	07/31/2018		-	-		19,125,000	19,341,648		-	-		19,125,000	19,103,625	19,341,648
U.S. Treasury Note	1.75%	05/15/2022		-	-		22,629,100	22,551,301		-	-		22,629,100	21,788,564	22,551,301
U.S. Treasury Note	2.00%	02/15/2025		445,000	443,192		2,215,000	2,206,003		-	-		2,660,000	2,634,657	2,649,195
U.S. Treasury Note	2.50%	08/15/2023		1,783,200	1,861,632		3,763,000	3,928,512		-	-		5,546,200	5,508,259	5,790,144

Total U.S. Government Obligations					3,562,231			62,724,162			-			64,223,285	66,286,393
					Total Cost ($3,246,155)			Total Cost ($60,977,130)						Total Cost ($64,223,285)
U.S. Government Agency Obligations - 3.2%
Federal Home Loan Mortgage Corp.	5.00%	08/01/2035		$856,424	$ 162,713		$1,712,849	$ 325,425		$-	$-		$2,569,273	1,482,830	$488,138
Federal National Mortgage Association	3.50%	TBA		3,455,000	3,667,698		20,328,000	21,579,443		-	-		23,783,000	25,262,006	25,247,141
Federal National Mortgage Association	4.00%	TBA		-	-		3,468,000	3,705,816		-	-		3,468,000	3,703,716	3,705,816

Total U.S. Government Agency Obligations					3,830,411			25,610,684			-			30,448,552	29,441,095
					Total Cost ($4,164,135)			Total Cost ($26,284,417)						Total Cost ($30,448,552)
Foreign Government Obligations - 1.1%
Canada Housing Trust No. 1	3.15%	06/15/2015	CAD	1,500,000	$ 1,246,722	CAD	2,500,000	$ 2,077,870	CAD	-	$-	CAD	4,000,000	3,887,634	$3,324,592
Mexican Bonos	7.25%	12/15/2016	MXN	14,000,000	960,720	MXN	28,500,000	1,955,752	MXN	-	-	MXN	42,500,000	3,170,260	2,916,472
Mexican Bonos	8.50%	12/13/2018		10,285,700	748,374		15,428,600	1,122,564		-	-		25,714,300	2,241,411	1,870,938
Philippine Government International Bond	4.95%	01/15/2021	PHP	-	-	PHP	90,000,000	2,165,113	PHP	-	-	PHP	90,000,000	2,087,318	2,165,113

Total Foreign Government Obligations					2,955,816			7,321,299			-			11,386,623	10,277,115
					Total Cost ($3,398,747)			Total Cost ($7,987,876)						Total Cost ($11,386,623)
Mortgage-Backed Securities - 14.8%
7 WTC Depositor LLC Trust	4.08%	03/13/2031		$332,795	$ 343,471		$409,785	$ 422,931		$-	$-		$742,580	747,009	$766,402
Alternative Loan Trust	5.00%	05/25/2034		198,076	202,686		355,803	364,084		-	-		553,879	570,495	566,770
Alternative Loan Trust	0.40%	05/25/2035		1,193,660	1,012,363		1,993,845	1,691,014		-	-		3,187,505	2,658,578	2,703,377
Alternative Loan Trust	0.50%	03/25/2036		1,301,378	1,150,109		2,515,998	2,223,544		-	-		3,817,376	1,717,775	3,373,653
American Home Mortgage Assets Trust	0.31%	03/25/2047		-	-		1,032,702	819,347		-	-		1,032,702	774,527	819,347
Banc of America Funding Trust	0.36%	04/25/2037		732,997	515,957		-	-		-	-		732,997	458,788	515,957
BB-UBS Trust	3.58%	06/05/2030		745,000	726,181		3,925,000	3,825,855		-	-		4,670,000	4,549,680	4,552,036
BBCMS Trust	4.04%	09/05/2032		600,000	645,084		-	-		-	-		600,000	639,469	645,084
BBCMS Trust	2.18%	08/15/2027		765,000	766,753		3,735,000	3,743,561		-	-		4,500,000	4,500,000	4,510,314
BCAP LLC Trust	2.71%	08/26/2035		217,128	214,531		264,230	261,070		-	-		481,358	458,493	475,601
BCAP LLC Trust	6.00%	05/26/2037		250,787	265,445		496,842	525,882		-	-		747,629	751,367	791,327
BCAP LLC Trust	2.53%	08/26/2035		437,427	435,024		554,297	551,252		-	-		991,724	950,261	986,276
BCAP LLC Trust	5.25%	08/26/2036		294,858	301,644		577,531	590,823		-	-		872,389	867,482	892,467
BHMS Mortgage Trust	4.85%	07/05/2033		-	-		4,500,000	4,590,207		-	-		4,500,000	4,495,427	4,590,207
Boca Hotel Portfolio Trust	2.33%	08/15/2026		1,000,000	998,614		4,500,000	4,493,763		-	-		5,500,000	5,511,250	5,492,377
CD Commercial Mortgage Trust	5.29%	12/11/2049		-	-		980,892	1,022,971		-	-		980,892	1,058,137	1,022,971
CGBAM Commercial Mortgage Trust	3.21%	04/10/2028		-	-		2,200,000	2,265,968		-	-		2,200,000	2,265,968	2,265,968
CHL Mortgage Pass-Through Trust	0.45%	04/25/2035		-	-		607,930	526,566		-	-		607,930	498,502	526,566
Citigroup Commercial Mortgage Trust	1.93%	06/15/2033		320,000	319,048		1,280,000	1,276,192		-	-		1,600,000	1,600,000	1,595,240
Citigroup Mortgage Loan Trust, Inc.	4.00%	01/25/2035		465,812	484,219		1,849,842	1,922,943		-	-		2,315,654	2,397,319	2,407,162
Citigroup Mortgage Loan Trust, Inc.	3.50%	06/25/2058		712,703	720,960		3,781,286	3,825,092		-	-		4,493,989	4,554,451	4,546,052
COMM Mortgage Trust	2.33%	10/13/2028		907,000	909,269		-	-		-	-		907,000	907,000	909,269
COMM Mortgage Trust	2.33%	08/13/2027		930,000	938,140		1,825,000	1,840,974		-	-		2,755,000	2,755,000	2,779,114
Credit Suisse Commercial Mortgage Trust	5.36%	02/15/2040		-	-		3,375,524	3,545,343		-	-		3,375,524	3,616,083	3,545,343
CSMC Trust	3.75%	08/26/2035		108,531	107,916		190,076	188,999		-	-		298,607	297,113	296,915
CSMC Trust	5.51%	04/15/2047		700,000	740,109		3,500,000	3,700,547		-	-		4,200,000	4,454,297	4,440,656
CSMC Trust	0.01%	12/27/2036		-	-		1,875,901	1,773,409		-	-		1,875,901	1,782,106	1,773,409
GS Mortgage Securities Trust	3.56%	04/10/2031		-	-		5,000,000	5,083,205		-	-		5,000,000	5,001,758	5,083,205
GSR Mortgage Loan Trust	0.31%	05/25/2037		381,418	222,260		-	-		-	-		381,418	226,943	222,260
HarborView Mortgage Loan Trust	0.39%	11/19/2036		-	-		6,397,433	4,769,113		-	-		6,397,433	4,778,083	4,769,113
HarborView Mortgage Loan Trust	0.34%	05/25/2038		-	-		5,544,008	4,122,064		-	-		5,544,008	4,126,821	4,122,064
Hilton USA Trust	2.07%	11/05/2030		394,186	394,059		1,537,325	1,536,832		-	-		1,931,511	1,934,000	1,930,891
Impac CMB Trust	0.43%	05/25/2037		533,549	512,346		-	-		-	-		533,549	421,504	512,346
Independent National Mortgage Corp. Index Mortgage Loan Trust	4.27%	08/25/2037		268,946	224,239		1,354,204	1,129,091		-	-		1,623,150	1,335,041	1,353,330
Jefferies Re-REMIC Trust	2.57%	12/26/2037		198,512	197,930		218,907	218,266		-	-		417,419	368,373	416,196
Jefferies Re-REMIC Trust	6.00%	12/26/2036		116,086	120,844		128,492	133,758		-	-		244,578	231,737	254,602
Jefferies Re-REMIC Trust	2.61%	08/26/2036		83,874	83,044		94,864	93,925		-	-		178,738	157,289	176,969
Jefferies Re-REMIC Trust	2.47%	02/26/2036		380,372	373,417		454,073	445,770		-	-		834,445	753,087	819,187
Jefferies Re-REMIC Trust	2.39%	09/26/2034		175,895	173,041		215,471	211,975		-	-		391,366	366,416	385,016
Jefferies Re-REMIC Trust	2.24%	08/26/2046		248,882	251,778		304,706	308,252		-	-		553,588	500,546	560,030
JPMorgan Chase Commercial Mortgage Securities Trust	5.96%	06/15/2049		760,000	798,289		3,800,000	3,991,444		-	-		4,560,000	4,781,944	4,789,733
JPMorgan Chase Commercial Mortgage Securities Trust	5.96%	06/15/2049		247,908	257,757		436,614	453,960		-	-		684,522	736,504	711,717
JPMorgan Chase Commercial Mortgage Securities Trust	3.77%	06/10/2027		-	-		3,835,000	3,972,239		-	-		3,835,000	3,950,042	3,972,239
JPMorgan Chase Commercial Mortgage Securities Trust	3.93%	06/10/2027		-	-		4,475,000	4,522,260		-	-		4,475,000	4,544,873	4,522,260
JPMorgan Chase Commercial Mortgage Securities Trust	2.78%	12/15/2028		-	-		3,750,000	3,759,390		-	-		3,750,000	3,750,000	3,759,390
JPMorgan Chase Commercial Mortgage Securities Trust	2.18%	12/15/2028		900,000	900,875		-	-		-	-		900,000	904,078	900,875
JPMorgan Chase Commercial Mortgage Securities Trust	2.43%	01/15/2032		435,000	435,722		2,295,000	2,298,807		-	-		2,730,000	2,730,000	2,734,529
JPMorgan Commercial Mortgage-Backed Securities Trust	5.81%	06/15/2050		936,000	991,769		3,110,000	3,295,300		-	-		4,046,000	4,407,611	4,287,069
JPMorgan Re-REMIC Trust	2.95%	01/27/2047		77,136	77,492		96,971	97,418		-	-		174,107	166,708	174,910
LB Commercial Mortgage Trust	6.07%	07/15/2044		400,496	433,911		1,289,098	1,396,650		-	-		1,689,594	1,876,163	1,830,561
Merrill Lynch Mortgage Investors Trust	2.80%	03/25/2036		-	-		2,822,218	2,089,271		-	-		2,822,218	2,158,996	2,089,271
Morgan Stanley Re-REMIC Trust	5.99%	08/15/2045		407,883	434,703		2,191,884	2,336,012		-	-		2,599,767	2,825,719	2,770,715

Reorganization Between Transamerica Income Shares, Inc. and Transamerica Flexible Income

PRO FORMA SCHEDULE OF INVESTMENTS

At April 30, 2015

			Transamerica Income Shares, Inc.		Transamerica Flexible Income		Adjustments		Combined Pro Forma Portfolio

	Coupon Rate		Principal	Value	Principal	Value	Principal	Value	Principal	Cost	Value
Morgan Stanley Re-REMIC Trust	5.50%	08/26/2047	374,673	387,454	707,715	731,858	-	-	1,082,388	1,127,062	1,119,312
Morgan Stanley Re-REMIC Trust	2.67%	11/21/2035	-	-	4,036,533	4,107,576	-	-	4,036,533	4,133,662	4,107,576
ORES LLC	3.00%	03/27/2024	189,069	189,069	729,268	729,268	-	-	918,337	918,337	918,337
RALI Trust	0.45%	02/25/2046	1,094,760	687,358	6,382,769	4,007,498	-	-	7,477,529	4,749,287	4,694,856
RALI Trust	0.40%	02/25/2046	139,870	66,397	-	-	-	-	139,870	57,347	66,397
RALI Trust	0.39%	06/25/2037	526,300	396,639	-	-	-	-	526,300	408,540	396,639
Residential Asset Securitization Trust	5.50%	08/25/2034	934,985	979,444	1,561,880	1,636,149	-	-	2,496,865	2,569,430	2,615,593
Structured Asset Mortgage Investments II Trust	0.30%	08/25/2036	-	-	6,502,202	5,051,372	-	-	6,502,202	4,870,556	5,051,372
Structured Asset Mortgage Investments II Trust	0.39%	09/25/2047	-	-	5,503,525	3,801,433	-	-	5,503,525	3,646,085	3,801,433
Wells Fargo Mortgage-Backed Securities Trust	2.49%	06/25/2033	74,112	74,742	128,100	129,189	-	-	202,212	198,421	203,931
Wells Fargo Mortgage-Backed Securities Trust	2.49%	11/25/2033	59,668	59,555	90,096	89,925	-	-	149,764	147,518	149,480

Total Mortgage-Backed Securities				21,521,657		112,541,607		-		131,697,058	134,063,264

				Total Cost ($20,689,292)		Total Cost ($111,007,766)					Total Cost ($131,697,058)
Asset- Backed Securities - 7.6%
BXG Receivables Note Trust	3.01%	12/04/2028	$-	$ -	$1,494,879	$ 1,506,922	$-	$-	$1,494,879	1,513,565	$ 1,506,922
BXG Receivables Note Trust	2.88%	05/02/2030	708,322	707,685	3,671,708	3,668,406	-	-	$4,380,030	4,379,681	$ 4,376,091
Countrywide Asset- Backed Certificates	0.54%	02/25/2036	-	-	2,844,833	2,660,323	-	-	2,844,833	2,505,231	2,660,323
Countrywide Asset- Backed Certificates	0.34%	01/25/2034	-	-	3,071,868	2,749,088	-	-	3,071,868	2,609,168	2,749,088
Countrywide Asset- Backed Certificates	0.46%	09/25/2036	2,000,000	1,714,356	3,600,000	3,085,841	-	-	5,600,000	1,988,000	4,800,197
CWABS Asset- Backed Certificates Trust	0.33%	03/25/2047	-	-	4,132,988	3,492,490	-	-	4,132,988	3,451,346	3,492,490
Diamond Resorts Owner Trust	1.95%	01/20/2025	230,574	228,784	1,235,216	1,225,629	-	-	1,465,790	1,458,891	1,454,413
Diamond Resorts Owner Trust	2.27%	05/20/2026	-	-	963,736	968,594	-	-	963,736	964,940	968,594
Diamond Resorts Owner Trust	2.54%	05/20/2027	571,517	573,874	2,853,668	2,865,440	-	-	3,425,185	3,424,815	3,439,314
GSAA Trust	0.51%	01/25/2036	966,511	669,281	1,812,208	1,254,902	-	-	2,778,719	1,458,827	1,924,183
GSAMP Trust	0.49%	01/25/2036	1,230,000	1,130,580	2,270,000	2,086,518	-	-	3,500,000	2,275,000	3,217,098
Hilton Grand Vacations Trust	2.28%	01/25/2026	260,104	261,954	-	-	-	-	260,104	262,624	261,954
HSBC Home Equity Loan Trust	0.42%	03/20/2036	573,600	569,281	1,077,284	1,069,171	-	-	1,650,884	1,425,951	1,638,452
HSBC Home Equity Loan Trust	0.49%	07/20/2036	100,000	94,454	-	-	-	-	100,000	82,000	94,454
JGWPT XXIII LLC	4.70%	10/15/2056	-	-	2,593,590	2,858,357	-	-	2,593,590	2,838,765	2,858,357
Lehman XS Trust	0.53%	12/25/2035	1,033,448	678,068	1,887,112	1,238,176	-	-	2,920,560	1,336,157	1,916,244
OCP CLO, Ltd.	1.80%	04/17/2027	725,000	723,913	3,805,000	3,799,293	-	-	4,530,000	4,525,470	4,523,206
Orange Lake Timeshare Trust	2.29%	07/09/2029	-	-	1,362,728	1,366,387	-	-	1,362,728	1,362,490	1,366,387
Popular ABS Mortgage Pass- Through Trust	0.50%	02/25/2036	499,905	491,095	922,571	906,313	-	-	1,422,476	1,251,778	1,397,408
SBA Tower Trust	2.90%	10/15/2044	-	-	3,245,000	3,275,110	-	-	3,245,000	3,245,000	3,275,110
Sierra Timeshare Receivables Funding LLC	3.26%	05/20/2028	-	-	592,964	602,741	-	-	592,964	606,213	602,741
Sierra Timeshare Receivables Funding LLC	2.07%	03/20/2030	323,103	324,887	1,267,976	1,274,976	-	-	1,591,079	1,590,886	1,599,863
Soundview Home Loan Trust	0.34%	11/25/2036	-	-	3,642,080	3,080,766	-	-	3,642,080	2,900,006	3,080,766
Spirit Master Funding LLC	5.74%	03/20/2042	1,673,021	1,840,324	6,567,166	7,223,883	-	-	8,240,187	8,445,167	9,064,207
Truman Capital Mortgage Loan Trust	0.61%	03/25/2037	418,709	408,588	-	-	-	-	418,709	407,194	408,588
Westgate Resorts LLC	2.25%	08/20/2025	457,531	458,846	457,531	458,846	-	-	915,062	915,062	917,692
Westgate Resorts LLC	2.75%	05/20/2027	819,776	820,762	4,348,582	4,353,813	-	-	5,168,358	5,166,600	5,174,575

Total Asset-Backed Securities				11,696,732		57,071,985		-		62,390,827	68,768,717

				Total Cost ($9,735,583)		Total Cost ($52,655,244)					Total Cost ($62,390,827)

Municipal Government Obligations - 0.7%
California
State of California	7.95%	03/01/2036	$1,195,000	$ 1,461,413	$3,150,000	$ 3,852,260	$-	$-	$4,345,000	4,590,483	$ 5,313,673
Rhode Island
Rhode Island Economic Development Corp.	6.00%	11/01/2015	295,000	301,461	545,000	556,936	-	-	840,000	840,000	858,397

Total Municipal Government Obligations				1,762,874		4,409,196		-		5,430,483	6,172,070

				Total Cost ($1,517,156)		Total Cost ($3,913,327)					Total Cost ($5,430,483)

Corporate Debt Securities - 62.1%
Aerospace & Defense
Bombardier, Inc.	4.75%	04/15/2019	$450,000	$ 447,750	$2,010,000	$ 1,999,950	$-	$-	$2,460,000	2,461,164	$ 2,447,700
Bombardier, Inc.	7.50%	03/15/2025	245,000	242,856	1,725,000	1,709,906	-	-	1,970,000	1,970,000	1,952,762
Airlines
America West Airlines Pass- Through Trust	8.06%	01/02/2022	399,088	460,946	665,659	768,837	-	-	1,064,747	1,095,487	1,229,783
American Airlines Pass-Through Trust	4.00%	01/15/2027	642,015	670,905	2,692,766	2,813,941	-	-	3,334,781	3,347,843	3,484,846
Continental Airlines Pass-Through Trust	6.90%	10/19/2023	637,217	685,773	1,679,935	1,807,946	-	-	2,317,152	2,459,711	2,493,719
U.S. Airways Pass-Through Trust	3.95%	05/15/2027	427,187	446,411	1,218,455	1,273,285	-	-	1,645,642	1,637,591	1,719,696
UAL Pass-Through Trust	10.40%	05/01/2018	414,737	452,063	1,660,223	1,809,644	-	-	2,074,960	2,220,796	2,261,707
United Airlines Pass-Through Trust	3.75%	03/03/2028	-	-	2,065,000	2,157,925	-	-	2,065,000	2,065,000	2,157,925
Virgin Australia Trust	5.00%	04/23/2025	263,231	277,708	1,328,491	1,401,558	-	-	1,591,722	1,624,903	1,679,266
Automobiles
FCA US LLC / CG Co-Issuer, Inc.	8.25%	06/15/2021	-	-	3,100,000	3,421,625	-	-	3,100,000	3,421,198	3,421,625
Banks
Barclays Bank PLC	10.18%	06/12/2021	1,212,000	1,635,947	4,945,000	6,674,740	-	-	6,157,000	7,298,741	8,310,687
BBVA Bancomer SA	6.50%	03/10/2021	800,000	892,000	3,000,000	3,345,000	-	-	3,800,000	3,870,773	4,237,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	11.00%	06/30/2019	1,095,000	1,407,075	5,975,000	7,677,875	-	-	7,070,000	8,689,131	9,084,950
Deutsche Bank AG	4.50%	04/01/2025	870,000	851,871	4,590,000	4,494,354	-	-	5,460,000	5,438,846	5,346,225
HBOS PLC	6.75%	05/21/2018	1,015,000	1,134,552	4,465,000	4,990,910	-	-	5,480,000	6,025,404	6,125,462
HSBC Holdings PLC	6.38%	09/17/2024	615,000	635,910	3,260,000	3,370,840	-	-	3,875,000	3,879,984	4,006,750
ING Bank NV	5.80%	09/25/2023	925,000	1,040,809	4,545,000	5,114,029	-	-	5,470,000	5,644,429	6,154,838
Intesa Sanpaolo SpA	2.38%	01/13/2017	-	-	1,500,000	1,515,066	-	-	1,500,000	1,496,852	1,515,066
Intesa Sanpaolo SpA	3.13%	01/15/2016	545,000	551,506	2,750,000	2,782,827	-	-	3,295,000	3,301,389	3,334,333
Intesa Sanpaolo SpA	5.02%	06/26/2024	480,000	483,511	1,930,000	1,944,118	-	-	2,410,000	2,410,000	2,427,629

Reorganization Between Transamerica Income Shares, Inc. and Transamerica Flexible Income

PRO FORMA SCHEDULE OF INVESTMENTS

At April 30, 2015

				Transamerica Income Shares, Inc.			Transamerica Flexible Income			Adjustments			Combined Pro Forma Portfolio

	Coupon Rate			Principal	Value		Principal	Value		Principal	Value		Principal	Cost	Value
Regions Bank	7.50%	05/15/2018		1,115,000	1,288,814		4,955,000	5,727,420		-	-		6,070,000	6,495,172	7,016,234
Royal Bank of Scotland Group PLC	5.13%	05/28/2024		935,000	965,708		6,340,000	6,548,225		-	-		7,275,000	7,376,934	7,513,933
Santander Bank NA	2.00%	01/12/2018		610,000	611,247		4,190,000	4,198,564		-	-		4,800,000	4,794,174	4,809,811
Societe Generale SA	5.75%	04/20/2016		-	-		2,569,000	2,668,723		-	-		2,569,000	2,668,270	2,668,723
Turkiye Halk Bankasi AS	4.75%	06/04/2019		230,000	230,000		1,070,000	1,070,000		-	-		1,300,000	1,299,283	1,300,000
Wells Fargo & Co.	7.98%	03/15/2018		1,065,000	1,171,500		6,135,000	6,748,500		-	-		7,200,000	7,650,942	7,920,000
Beverages
Anheuser-Busch InBev Worldwide, Inc.	9.75%	11/17/2015	BRL	1,200,000	390,315	BRL	2,200,000	715,578	BRL	-	-	BRL	3,400,000	1,999,883	1,105,893
Building Products
Associated Materials LLC / AMH New Finance, Inc.	9.13%	11/01/2017		550,000	467,500		$3,325,000	2,826,250		$-	-		$3,875,000	3,978,357	3,293,750
Owens Corning	4.20%	12/15/2022		1,390,000	1,441,162		5,923,000	6,141,008		-	-		7,313,000	7,324,643	7,582,170
Capital Markets
Bank of New York Mellon Corp.	3.65%	02/04/2024		-	-		1,000,000	1,062,942		-	-		1,000,000	996,733	1,062,942
Goldman Sachs Group, Inc.	5.70%	05/10/2019		395,000	396,975		1,770,000	1,778,850		-	-		2,165,000	2,168,255	2,175,825
Morgan Stanley	5.45%	07/15/2019		305,000	307,288		1,870,000	1,884,025		-	-		2,175,000	2,191,905	2,191,313
Morgan Stanley	5.75%	01/25/2021		400,000	463,860		1,850,000	2,145,353		-	-		2,250,000	2,383,486	2,609,213
Prospect Capital Corp.	5.88%	03/15/2023		805,000	832,509		2,625,000	2,714,704		-	-		3,430,000	3,402,325	3,547,213
UBS AG	7.63%	08/17/2022		490,000	588,842		2,805,000	3,370,822		-	-		3,295,000	3,571,863	3,959,664
Commercial Services & Supplies
Hertz Corp.	6.75%	04/15/2019		-	-		1,765,000	1,826,404		-	-		1,765,000	1,839,553	1,826,404
Steelcase, Inc.	6.38%	02/15/2021		800,000	916,078		3,180,000	3,641,412		-	-		3,980,000	4,181,594	4,557,490
Communications Equipment
Motorola Solutions, Inc.	3.50%	09/01/2021		1,005,000	1,016,773		5,230,000	5,291,264		-	-		6,235,000	6,164,315	6,308,037
Construction Materials
Martin Marietta Materials, Inc.	4.25%	07/02/2024		1,115,000	1,155,526		5,050,000	5,233,547		-	-		6,165,000	6,143,325	6,389,073
Consumer Finance
Ally Financial, Inc.	4.63%	06/26/2015		650,000	651,625		890,000	892,225		-	-		1,540,000	1,543,335	1,543,850
Discover Financial Services	3.75%	03/04/2025		725,000	724,922		3,830,000	3,829,586		-	-		4,555,000	4,549,786	4,554,508
Springleaf Finance Corp.	6.90%	12/15/2017		1,430,000	1,519,375		6,350,000	6,746,875		-	-		7,780,000	7,844,161	8,266,250
Containers & Packaging
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.	3.27%	12/15/2019		-	-		2,400,000	2,367,000		-	-		2,400,000	2,393,927	2,367,000
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is	6.00%	06/15/2017		190,000	192,375		-	-		-	-		190,000	190,000	192,375
Coveris Holding Corp.	10.00%	06/01/2018		720,000	759,600		1,280,000	1,350,400		-	-		2,000,000	2,000,000	2,110,000
Coveris Holdings SA	7.88%	11/01/2019		200,000	203,000		2,600,000	2,639,000		-	-		2,800,000	2,882,633	2,842,000
Distributors
Owens & Minor, Inc.	3.88%	09/15/2021		615,000	638,967		3,060,000	3,179,248		-	-		3,675,000	3,659,392	3,818,215
Diversified Financial Services
Bank of America Corp.	6.50%	07/15/2018		-	-		2,420,000	2,749,836		-	-		2,420,000	2,730,487	2,749,836
Bank of America Corp.	6.88%	04/25/2018		-	-		4,050,000	4,618,993		-	-		4,050,000	4,605,801	4,618,993
Citigroup, Inc.	5.95%	01/30/2023		1,070,000	1,065,988		5,675,000	5,653,719		-	-		6,745,000	6,678,753	6,719,707

Reorganization Between Transamerica Income Shares, Inc. and Transamerica Flexible Income

PRO FORMA SCHEDULE OF INVESTMENTS

At April 30, 2015

			Transamerica Income Shares, Inc.		Transamerica Flexible Income		Adjustments		Combined Pro Forma Portfolio

	Coupon Rate		Principal	Value	Principal	Value	Principal	Value	Principal	Cost	Value
General Electric Capital Corp.	7.13%	06/15/2022	700,000	813,750	3,700,000	4,301,250	-	-	4,400,000	4,704,378	5,115,000
ILFC E-Capital Trust I	4.09%	12/21/2065	575,000	540,500	2,545,000	2,392,300	-	-	3,120,000	2,974,362	2,932,800
Jefferies Group LLC	5.13%	01/20/2023	440,000	456,240	1,935,000	2,006,417	-	-	2,375,000	2,405,603	2,462,657
JPMorgan Chase & Co.	5.15%	05/01/2023	700,000	678,563	4,810,000	4,662,694	-	-	5,510,000	5,303,409	5,341,257
Oaktree Capital Management, LP	6.75%	12/02/2019	1,110,000	1,307,056	2,855,000	3,361,842	-	-	3,965,000	4,101,619	4,668,898
Vesey Street Investment Trust I	4.40%	09/01/2016	835,000	868,989	3,745,000	3,897,440	-	-	4,580,000	4,715,101	4,766,429
Voya Financial, Inc.	5.50%	07/15/2022	470,000	540,393	3,030,000	3,483,809	-	-	3,500,000	3,694,996	4,024,202
Diversified Telecommunication Services
AT&T, Inc.	3.40%	05/15/2025	285,000	281,990	1,495,000	1,479,208	-	-	1,780,000	1,774,731	1,761,198
AT&T, Inc.	3.90%	03/11/2024	-	-	5,449,000	5,677,171	-	-	5,449,000	5,676,377	5,677,171
CenturyLink, Inc.	5.80%	03/15/2022	710,000	736,625	2,975,000	3,086,563	-	-	3,685,000	3,674,025	3,823,188
Frontier Communications Corp.	7.63%	04/15/2024	710,000	723,313	3,375,000	3,438,281	-	-	4,085,000	4,166,864	4,161,594
GTP Acquisition Partners I LLC	7.63%	06/15/2041	-	-	500,000	527,500	-	-	500,000	529,527	527,500
Hughes Satellite Systems Corp.	6.50%	06/15/2019	200,000	219,500	925,000	1,015,188	-	-	1,125,000	1,159,529	1,234,688
Intelsat Jackson Holdings SA	7.50%	04/01/2021	-	-	3,484,000	3,619,005	-	-	3,484,000	3,726,682	3,619,005
Level 3 Communications, Inc.	8.88%	06/01/2019	85,000	89,038	180,000	188,550	-	-	265,000	265,000	277,588
Level 3 Financing, Inc.	8.13%	07/01/2019	660,000	693,660	4,200,000	4,414,200	-	-	4,860,000	5,231,825	5,107,860
Unison Ground Lease Funding LLC	6.39%	04/15/2040	1,515,000	1,742,503	4,615,000	5,308,021	-	-	6,130,000	6,423,954	7,050,524
Verizon Communications, Inc.	1.80%	09/15/2016	250,000	253,811	2,387,000	2,423,383	-	-	2,637,000	2,670,116	2,677,194
Electric Utilities
EDP Finance BV	5.25%	01/14/2021	365,000	393,028	945,000	1,017,567	-	-	1,310,000	1,303,000	1,410,595
Electronic Equipment, Instruments & Components
Arrow Electronics, Inc.	3.50%	04/01/2022	670,000	669,526	3,565,000	3,562,480	-	-	4,235,000	4,203,518	4,232,006
Energy Equipment & Services
Hiland Partners, LP / Hiland Partners Finance Corp.	7.25%	10/01/2020	440,000	477,400	2,315,000	2,511,775	-	-	2,755,000	2,963,520	2,989,175
NuStar Logistics, LP	8.15%	04/15/2018	975,000	1,101,750	2,196,000	2,481,480	-	-	3,171,000	3,450,525	3,583,230
Regency Energy Partners, LP / Regency Energy Finance Corp.	5.88%	03/01/2022	-	-	1,050,000	1,173,375	-	-	1,050,000	1,035,407	1,173,375
Seadrill, Ltd.	6.13%	09/15/2017	325,000	289,250	1,700,000	1,513,000	-	-	2,025,000	2,059,481	1,802,250
Transocean, Inc.	6.38%	12/15/2021	490,000	431,813	2,221,000	1,957,256	-	-	2,711,000	2,859,858	2,389,069
Weatherford International, Ltd.	9.63%	03/01/2019	730,000	849,014	3,657,000	4,253,212	-	-	4,387,000	5,197,591	5,102,226
Food & Staples Retailing
CVS Health Corp.	2.25%	08/12/2019	-	-	1,570,000	1,591,198	-	-	1,570,000	1,569,386	1,591,198
Walgreens Boots Alliance, Inc.	3.30%	11/18/2021	720,000	735,695	3,695,000	3,775,547	-	-	4,415,000	4,406,052	4,511,242
Food Products
Post Holdings, Inc.	7.38%	02/15/2022	635,000	658,813	2,833,000	2,939,238	-	-	3,468,000	3,637,059	3,598,051
Health Care Equipment & Supplies
Becton Dickinson and Co.	2.68%	12/15/2019	500,000	509,854	2,500,000	2,549,270	-	-	3,000,000	3,000,000	3,059,124
Mallinckrodt International Finance SA	3.50%	04/15/2018	680,000	678,300	3,155,000	3,147,113	-	-	3,835,000	3,818,598	3,825,413
Mallinckrodt International Finance SA / Mallinckrodt CB LLC	4.88%	04/15/2020	-	-	200,000	203,250	-	-	200,000	200,000	203,250

Reorganization Between Transamerica Income Shares, Inc. and Transamerica Flexible Income

PRO FORMA SCHEDULE OF INVESTMENTS

At April 30, 2015

			Transamerica Income Shares, Inc.		Transamerica Flexible Income		Adjustments		Combined Pro Forma Portfolio

	Coupon Rate		Principal	Value	Principal	Value	Principal	Value	Principal	Cost	Value
Health Care Providers & Services
CHS / Community Health Systems, Inc.	7.13%	07/15/2020	500,000	536,250	3,400,000	3,646,500	-	-	3,900,000	4,083,765	4,182,750
Express Scripts Holding Co.	4.75%	11/15/2021	660,000	733,890	2,920,000	3,246,909	-	-	3,580,000	3,676,591	3,980,799
Hotels, Restaurants & Leisure
International Game Technology PLC	6.25%	02/15/2022	365,000	360,438	1,927,000	1,902,913	-	-	2,292,000	2,292,000	2,263,351
Scientific Games International, Inc.	7.00%	01/01/2022	182,000	189,735	912,000	950,760	-	-	1,094,000	1,094,000	1,140,495
Wyndham Worldwide Corp.	2.50%	03/01/2018	755,000	759,006	3,510,000	3,528,624	-	-	4,265,000	4,275,989	4,287,630
Household Durables
Meritage Homes Corp.	4.50%	03/01/2018	525,000	534,844	1,500,000	1,528,125	-	-	2,025,000	2,024,556	2,062,969
Household Products
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC	5.75%	10/15/2020	780,000	815,100	4,190,000	4,378,550	-	-	4,970,000	5,043,384	5,193,650
Independent Power and Renewable Electricity Producers
NRG Energy, Inc.	7.88%	05/15/2021	1,080,000	1,153,872	5,535,000	5,913,594	-	-	6,615,000	7,007,289	7,067,466
Insurance
American Financial Group, Inc.	9.88%	06/15/2019	920,000	1,167,644	3,275,000	4,156,558	-	-	4,195,000	4,779,999	5,324,202
American International Group, Inc.	5.85%	01/16/2018	-	-	3,055,000	3,403,740	-	-	3,055,000	3,376,914	3,403,740
Chubb Corp.	6.38%	03/29/2067	879,000	931,740	3,713,000	3,935,780	-	-	4,592,000	4,582,709	4,867,520
Fidelity National Financial, Inc.	6.60%	05/15/2017	1,405,000	1,529,708	2,170,000	2,362,609	-	-	3,575,000	3,573,754	3,892,317
Hanover Insurance Group, Inc.	6.38%	06/15/2021	865,000	1,010,862	3,365,000	3,932,430	-	-	4,230,000	4,410,571	4,943,292
Hartford Financial Services Group, Inc.	5.50%	10/15/2016	-	-	3,124,000	3,316,791	-	-	3,124,000	3,314,982	3,316,791
Lincoln National Corp.	8.75%	07/01/2019	525,000	658,618	-	-	-	-	525,000	659,361	658,618
Oil Insurance, Ltd.	3.26%	06/01/2015	675,000	580,500	1,245,000	1,070,700	-	-	1,920,000	1,920,000	1,651,200
Principal Financial Group, Inc.	8.88%	05/15/2019	285,000	356,399	-	-	-	-	285,000	355,550	356,399
Reinsurance Group of America, Inc.	6.75%	12/15/2065	810,000	777,600	3,065,000	2,942,400	-	-	3,875,000	3,618,627	3,720,000
Sompo Japan Insurance, Inc.	5.33%	03/28/2073	1,250,000	1,362,625	5,635,000	6,142,714	-	-	6,885,000	6,973,991	7,505,339
Stone Street Trust	5.90%	12/15/2015	1,400,000	1,437,033	3,675,000	3,772,211	-	-	5,075,000	5,107,818	5,209,244
ZFS Finance USA Trust II	6.45%	12/15/2065	1,360,000	1,415,760	7,875,000	8,197,875	-	-	9,235,000	9,008,322	9,613,635
IT Services
Cardtronics, Inc.	5.13%	08/01/2022	880,000	873,400	4,320,000	4,287,600	-	-	5,200,000	5,195,190	5,161,000
SunGard Data Systems, Inc.	6.63%	11/01/2019	-	-	3,150,000	3,283,875	-	-	3,150,000	3,272,971	3,283,875
Life Sciences Tools & Services
Thermo Fisher Scientific, Inc.	3.30%	02/15/2022	730,000	742,159	3,650,000	3,710,794	-	-	4,380,000	4,379,620	4,452,953
Media
Cablevision Systems Corp.	7.75%	04/15/2018	-	-	3,675,000	4,125,188	-	-	3,675,000	3,984,103	4,125,188

Reorganization Between Transamerica Income Shares, Inc. and Transamerica Flexible Income

PRO FORMA SCHEDULE OF INVESTMENTS

At April 30, 2015

			Transamerica Income Shares, Inc.		Transamerica Flexible Income		Adjustments		Combined Pro Forma Portfolio

	Coupon Rate		Principal	Value	Principal	Value	Principal	Value	Principal	Cost	Value
CCO Holdings LLC / CCO Holdings Capital Corp.	6.50%	04/30/2021	-	-	65,000	67,543	-	-	65,000	68,311	67,543
Clear Channel Worldwide Holdings, Inc.	7.63%	03/15/2020	85,000	88,825	170,000	177,650	-	-	255,000	255,404	266,475
Clear Channel Worldwide Holdings, Inc.	7.63%	03/15/2020	610,000	642,025	5,635,000	5,930,838	-	-	6,245,000	6,481,120	6,572,863
Numericable-SFR SAS	4.88%	05/15/2019	340,000	342,975	2,350,000	2,370,563	-	-	2,690,000	2,701,518	2,713,538
Metals & Mining
Anglo American Capital PLC	9.38%	04/08/2019	555,000	691,654	1,956,000	2,437,614	-	-	2,511,000	2,736,960	3,129,268
Glencore Finance Canada, Ltd.	5.80%	11/15/2016	325,000	344,510	1,950,000	2,067,060	-	-	2,275,000	2,414,124	2,411,570
Glencore Funding LLC	2.50%	01/15/2019	220,000	220,053	955,000	955,228	-	-	1,175,000	1,160,738	1,175,281
Rio Tinto Finance USA, Ltd.	9.00%	05/01/2019	700,000	880,285	2,734,000	3,438,142	-	-	3,434,000	3,957,693	4,318,427
Multi-Utilities
Black Hills Corp.	4.25%	11/30/2023	-	-	1,730,000	1,842,794	-	-	1,730,000	1,743,888	1,842,794
Black Hills Corp.	5.88%	07/15/2020	700,000	803,170	1,200,000	1,376,862	-	-	1,900,000	1,900,000	2,180,032
Oil, Gas & Consumable Fuels
California Resources CRP Co.	5.00%	01/15/2020	323,000	305,235	1,606,000	1,517,670	-	-	1,929,000	1,929,000	1,822,905
Chesapeake Energy Corp.	3.53%	04/15/2019	100,000	96,000	1,465,500	1,406,880	-	-	1,565,500	1,573,748	1,502,880
Chesapeake Energy Corp.	6.50%	08/15/2017	675,000	717,188	2,175,000	2,310,938	-	-	2,850,000	2,913,969	3,028,126
Citgo Holding, Inc.	10.75%	02/15/2020	438,000	462,747	2,311,000	2,441,572	-	-	2,749,000	2,628,356	2,904,319
CITGO Petroleum Corp.	6.25%	08/15/2022	379,000	370,473	1,706,000	1,667,615	-	-	2,085,000	2,085,000	2,038,088
Gazprom OAO Via GAZ Capital SA	5.09%	11/29/2015	-	-	725,000	729,833	-	-	725,000	739,162	729,833
Linn Energy LLC / Linn Energy Finance Corp.	6.25%	11/01/2019	695,000	587,275	3,255,000	2,750,475	-	-	3,950,000	3,954,086	3,337,750
Lukoil International Finance BV	3.42%	04/24/2018	525,000	494,288	1,550,000	1,459,325	-	-	2,075,000	2,080,251	1,953,613
ONEOK Partners, LP	4.90%	03/15/2025	570,000	579,580	2,255,000	2,292,900	-	-	2,825,000	2,819,121	2,872,480
Petrobras Global Finance BV	3.00%	01/15/2019	650,000	607,100	3,980,000	3,717,320	-	-	4,630,000	4,558,162	4,324,420
Petroleum Co., of Trinidad & Tobago, Ltd.	9.75%	08/14/2019	571,000	684,058	1,351,000	1,618,498	-	-	1,922,000	2,037,770	2,302,556
Ras Laffan Liquefied Natural Gas Co., Ltd. III	6.75%	09/30/2019	925,000	1,101,768	2,270,000	2,703,797	-	-	3,195,000	3,295,074	3,805,565
Rosneft Oil Co. via Rosneft International Finance, Ltd.	3.15%	03/06/2017	270,000	256,500	765,000	726,750	-	-	1,035,000	1,035,000	983,250
YPF SA	8.50%	07/28/2025	715,000	725,725	3,777,000	3,833,655	-	-	4,492,000	4,516,074	4,559,380
Paper & Forest Products
Boise Cascade Co.	6.38%	11/01/2020	480,000	505,200	1,455,000	1,531,388	-	-	1,935,000	1,966,868	2,036,588
Pharmaceuticals
Actavis Funding SCS	1.30%	06/15/2017	135,000	134,154	2,235,000	2,220,987	-	-	2,370,000	2,365,597	2,355,141
Actavis Funding SCS	3.80%	03/15/2025	625,000	631,735	3,260,000	3,295,130	-	-	3,885,000	3,871,363	3,926,865
Actavis, Inc.	3.25%	10/01/2022	465,000	461,334	2,015,000	1,999,116	-	-	2,480,000	2,412,047	2,460,450
Perrigo Co. PLC	2.30%	11/08/2018	-	-	4,718,000	4,750,748	-	-	4,718,000	4,700,775	4,750,748
Valeant Pharmaceuticals International, Inc.	5.88%	05/15/2023	145,000	148,806	769,000	789,186	-	-	914,000	914,000	937,992

Reorganization Between Transamerica Income Shares, Inc. and Transamerica Flexible Income

PRO FORMA SCHEDULE OF INVESTMENTS

At April 30, 2015

			Transamerica Income Shares, Inc.		Transamerica Flexible Income		Adjustments		Combined Pro Forma Portfolio

	Coupon Rate		Principal	Value	Principal	Value	Principal	Value	Principal	Cost	Value
Valeant Pharmaceuticals International, Inc.	6.13%	04/15/2025	123,000	126,921	654,000	674,846	-	-	777,000	777,000	801,767
Professional Services
Ceridian HCM Holding, Inc.	11.00%	03/15/2021	451,000	475,241	2,400,000	2,529,000	-	-	2,851,000	2,974,214	3,004,241
Real Estate Investment Trusts
ARC Properties Operating Partnership, LP	2.00%	02/06/2017	685,000	666,163	3,975,000	3,865,688	-	-	4,660,000	4,650,715	4,531,851
CBL & Associates, LP	5.25%	12/01/2023	490,000	519,792	1,463,000	1,551,950	-	-	1,953,000	1,961,427	2,071,742
EPR Properties	5.75%	08/15/2022	-	-	875,000	957,015	-	-	875,000	936,030	957,015
EPR Properties	7.75%	07/15/2020	1,190,000	1,430,412	4,778,000	5,743,285	-	-	5,968,000	6,548,482	7,173,697
Government Properties Income Trust	3.75%	08/15/2019	805,000	832,708	4,180,000	4,323,876	-	-	4,985,000	4,975,529	5,156,584
Hospitality Properties Trust	5.00%	08/15/2022	-	-	1,653,000	1,761,214	-	-	1,653,000	1,742,781	1,761,214

Reorganization Between Transamerica Income Shares, Inc. and Transamerica Flexible Income

PRO FORMA SCHEDULE OF INVESTMENTS

At April 30, 2015

			Transamerica Income Shares, Inc.		Transamerica Flexible Income		Adjustments		Combined Pro Forma Portfolio

	Coupon Rate		Principal	Value	Principal	Value	Principal	Value	Principal	Cost	Value
Kilroy Realty, LP	6.63%	06/01/2020	595,000	697,520	3,407,000	3,994,036	-	-	4,002,000	4,140,133	4,691,556
Road & Rail
Aviation Capital Group Corp.	4.63%	01/31/2018	530,000	554,944	1,410,000	1,476,362	-	-	1,940,000	1,965,785	2,031,306
Aviation Capital Group Corp.	7.13%	10/15/2020	1,500,000	1,761,026	6,535,000	7,672,201	-	-	8,035,000	8,535,648	9,433,227
Semiconductors & Semiconductor Equipment
KLA-Tencor Corp.	4.13%	11/01/2021	400,000	416,092	2,085,000	2,168,877	-	-	2,485,000	2,486,200	2,584,969
Software
First Data Corp.	6.75%	11/01/2020	423,000	450,495	442,000	470,730			865,000	861,445	921,225
First Data Corp.	7.38%	06/15/2019	370,000	384,338	2,860,000	2,970,825	-	-	3,230,000	3,358,714	3,355,163
Specialty Retail
Claire’s Stores, Inc.	9.00%	03/15/2019	635,000	566,801	2,425,000	2,164,555	-	-	3,060,000	3,180,545	2,731,356
Tobacco
Lorillard Tobacco Co.	8.13%	06/23/2019	575,000	702,182	2,700,000	3,297,202	-	-	3,275,000	3,606,979	3,999,384
Trading Companies & Distributors
International Lease Finance Corp.	6.75%	09/01/2016	880,000	930,600	4,530,000	4,790,475	-	-	5,410,000	5,712,075	5,721,075
Wireless Telecommunication Services
Crown Castle Towers LLC	3.22%	05/15/2042	-	-	680,000	680,394	-	-	680,000	680,000	680,394
Crown Castle Towers LLC	4.88%	08/15/2040	965,000	1,056,468	2,150,000	2,353,790	-	-	3,115,000	3,182,077	3,410,258
Crown Castle Towers LLC	6.11%	01/15/2040	1,065,000	1,213,255	5,000,000	5,696,035	-	-	6,065,000	6,592,381	6,909,290
SBA Tower Trust	5.10%	04/15/2042	1,440,000	1,497,620	3,680,000	3,827,252	-	-	5,120,000	5,249,930	5,324,872
Sprint Communications, Inc.	9.00%	11/15/2018	700,000	796,467	5,430,000	6,178,308	-	-	6,130,000	7,089,174	6,974,775
WCP Wireless Site Funding / WCP Wireless Site RE Funding	4.14%	11/15/2040	-	-	1,331,803	1,338,122	-	-	1,331,803	1,375,064	1,338,122
WCP Wireless Site Funding / WCP Wireless Site RE Funding	6.83%	11/15/2040	1,445,000	1,470,010	2,570,000	2,614,482	-	-	4,015,000	4,015,841	4,084,492

Total Corporate Debt Securities				94,416,817		469,919,269		-		549,396,026	564,336,086

			Total Cost ($89,215,814)		Total Cost ($460,180,212)					Total Cost ($549,396,026)
Convertible Bonds - 0.2%
Diversified Telecommunication Services
Level 3 Financing, Inc.	8.63%	07/15/2020	$-	$-	$2,090,000	$2,267,650	$-	$-	$2,090,000	2,286,121	$2,267,650

Total Convertible Bonds						$2,267,650				2,286,121	$2,267,650

				Total Cost ($0)		Total Cost ($2,286,121)					Total Cost ($2,286,121)
Loan Assignments - 0.4%
Food & Staples Retailing
Albertson’s LLC, Term Loan B2	5.38%		$-	$-	$495,012	$498,647	$-	$-	$495,012	494,368	$498,647
Metals & Mining
Atkore International, Inc., 2nd Lien Term Loan	7.75%		-	-	550,000	518,375	-	-	550,000	545,240	518,375
Technology Hardware, Storage & Peripherals
Dell, Inc., Term Loan B	4.50%		-	-	2,603,298	2,611,254	-	$-	2,603,298	2,586,351	2,611,254
							-	-

Total Loan Assignments			-	-		3,628,276		-		3,625,959	3,628,276

			Total Cost ($0)		Total Cost ($3,625,959)					Total Cost ($3,625,959)
Short-Term U.S. Government Obligations-3.2%
U.S. Treasury Bill	0.02%	06/11/2015	$3,975,900	$3,975,832	$25,531,300	$25,530,864	$-	$-	$29,507,200	29,506,696	$29,506,696

Total Short-Term U.S. Government Obligations				3,975,832		25,530,864		-		29,506,696	29,506,696

			Total Cost ($3,975,832)		Total Cost ($25,530,864)					Total Cost ($29,506,696)

			Shares	Value	Shares	Value	Shares	Value	Shares	Cost	Value

Convertible Preferred Stocks - 0.2%
Multi-Utilities
Dominion Resources, Inc.	6.13%		7,000	$396,690	-	$-	-	$-	7,000	359,450	$396,690
Pharmaceuticals
Actavis PLC	5.50%		217	217,143	1,152	1,152,760	-	-	1,369	1,369,007	1,369,903
Real Estate Investment Trusts
Weyerhaeuser Co.	6.38%		5,000	266,950	-	-	-	-	5,000	265,961	266,950

Total Convertible Preferred Stocks			12,217	880,783	1,152	1,152,760		-		1,994,418	2,033,543

			Total Cost ($842,412)		Total Cost ($1,152,006)				Total Cost ($1,994,418)
Preferred Stocks - 0.9%
Banks
CoBank ACB	6.25%		4,530	$465,882	9,770	$1,004,783	-	$-	14,300	1,430,000	$1,470,665
Consumer Finance
Ally Financial, Inc.	8.50%		24,800	657,200	69,200	1,833,800	-	-	94,000	2,370,539	2,491,000
Diversified Telecommunication Services
Centaur Funding Corp.	9.08%		852	1,062,870	2,661	3,319,598	-	-	3,513	4,244,235	4,382,468

Total Preferred Stocks			30,182	2,185,952	81,631	6,158,181	-	-		8,044,774	8,344,133

			Total Cost ($1,871,577)		Total Cost ($6,173,197)				Total Cost ($8,044,774)
Common Stocks - 0.14%
Diversified Telecommunication Services
Verizon Communications, Inc.			-	$-	26,000	$1,311,440	-	-	26,000	814,250	1,311,440

Total Common Stocks				-	26,000	1,311,440		-		814,250	1,311,440

			Total Cost ($0)		Total Cost ($814,250)				Total Cost ($814,250)

Reorganization Between Transamerica Income Shares, Inc. and Transamerica Flexible Income

PRO FORMA SCHEDULE OF INVESTMENTS

At April 30, 2015

			Transamerica Income Shares, Inc.		Transamerica Flexible Income		Adjustments			Combined Pro Forma Portfolio
	Coupon Rate		Principal	Value	Principal	Value	Principal	Value		Principal	Cost	Value
Warrants -0.34%
Banks
Wells Fargo & Co.		10/28/2018	-	$ -	148,210	$ 3,121,302	-	-		148,210	1,141,217	3,121,302
Total Warrants				-		3,121,302		-			1,141,217	3,121,302
				Total Cost ($0)		Total Cost ($1,141,217)						Total Cost ($1,141,217)

Securities Lending Collateral - 5.7%
State Street Navigator Securities Lending Trust - Prime Portfolio	0.15%		7,565,245	7,565,245	43,898,957	43,898,957	-	-		51,464,202	51,464,202	51,464,202
Total Securities Lending Collateral				7,565,245		43,898,957		-			51,464,202	51,464,202
				Total Cost ($7,565,245)		Total Cost ($43,898,957)						Total Cost ($51,464,202)

			Principal	Value	Principal	Value	Principal	Value		Principal	Cost	Value
Repurchase Agreement - 0.6%
State Street Bank & Trust Co.	0.01%	05/01/2015	$318,589	318,589	$5,354,396	5,354,396	$-	-		$5,672,985	5,672,985	5,672,985
Total Repurchase Agreement				318,589		5,354,396		-			5,672,985	5,672,985
				Total Cost ($318,589)		Total Cost ($5,354,396)						Total Cost ($5,672,985)
Total Investments				154,672,939		832,022,028		-			959,523,476	986,694,967
				Total Cost ($146,540,537)		Total Cost ($812,982,939)		Total Cost ($0)				Total Cost ($959,523,476)
Other Assets and Liabilities - (8.6)%				(10,535,617)		(67,459,750)		(150,000)	(a)			(78,145,367)
Net Assets				$144,137,322		$764,562,278		($150,000)				$908,549,600

VALUATION SUMMARY:

Invsetment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
U.S. Government Obligations	$-	$3,562,231	$-	$3,562,231	$-	$62,724,162	$-	$62,724,162	$-	$66,286,393	$-	$66,286,393
U.S. Government Agency Obligations	-	3,830,411	-	3,830,411	-	25,610,684	-	25,610,684	-	29,441,095	-	29,441,095
Foreign Government Obligations	-	2,955,816	-	2,955,816	-	7,321,299	-	7,321,299	-	10,277,115	-	10,277,115
Mortgage-Backed Securities	-	21,521,657	-	21,521,657	-	112,541,605	-	112,541,605	-	134,063,262	-	134,063,262
Asset-Backed Securities	-	11,696,732	-	11,696,732	-	57,071,985	-	57,071,985	-	68,768,717	-	68,768,717
Municipal Government Obligations	-	1,762,874	-	1,762,874	-	4,409,197	-	4,409,197	-	6,172,071	-	6,172,071
Corporate Debt Securities	-	94,416,817	-	94,416,817	-	469,919,269	-	469,919,269	-	564,336,086	-	564,336,086
Convertible Bonds	-	-	-	-	-	2,267,650	-	2,267,650	-	2,267,650	-	2,267,650
Loan Assignments	-	-	-	-	-	3,628,276	-	3,628,276	-	3,628,276	-	3,628,276
Short-Term U.S. Government Obligations	-	3,975,832	-	3,975,832	-	25,530,864	-	25,530,864	-	29,506,696	-	29,506,696
Convertible Preferred Stocks	880,783	-	-	880,783	1,152,760	-	-	1,152,760	2,033,543	-	-	2,033,543
Preferred Stocks	2,185,952	-	-	2,185,952	6,158,181	-	-	6,158,181	8,344,133	-	-	8,344,133
Common Stocks	-	-	-	-	1,311,440	-	-	1,311,440	1,311,440	-	-	1,311,440
Warrants	-	-	-	-	3,121,303	-	-	3,121,303	3,121,303	-	-	3,121,303
Securities Lending Collateral	7,565,245	-	-	7,565,245	43,898,957	-	-	43,898,957	51,464,202	-	-	51,464,202
Repurchase Agreement - 0.6%	-	318,589	-	318,589	-	5,354,396	-	5,354,396	-	5,672,985	-	5,672,985
Total	$10,631,980	$144,040,959	$-	$154,672,939	$55,642,641	$776,379,387	$-	$832,022,028	$66,274,621	$920,420,346	$-	$986,694,967

(a)-(i) See Note 2 of the Notes to the Pro Forma Financial Statements.

  As of April 30, 2015, all securities held by the Target Portfolio would comply with the investment restrictions of the Destination Portfolio.

Reorganization Between Transamerica Income Shares, Inc. and Transamerica Flexible Income

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

At April 30, 2015

		Transamerica Income Shares, Inc.		Transamerica Flexible Income		Adjustments				Combined Pro Forma Portfolio
Assets:
Investments, at value	$	154,354,350	$	826,667,632	$	-			$	981,021,982
Repurchase agreements, at value		318,589		5,354,396		-				5,672,985
Cash		-		101,157						101,157
Receivables:						-
Shares of beneficial interest sold		-		331,337		-				331,337
Investments sold		-		2,014,917						2,014,917
Interest		1,589,844		7,614,065		-				9,203,909
Dividends		13,175		51,063		-				64,238
Net income from securities lending		1,433		11,757		-				13,190
Prepaid Expenses		2,235		2,124		-				4,359

Total assets	$	156,279,626	$	842,148,448	$	-			$	998,428,074

Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed		-		613,503		-				613,503
Investments purchased		3,959,725		5,807,131		-				9,766,856
When-issued securities purchased		-		26,824,660		-				26,824,660
Investment advisory fees		59,322		269,406		-				328,728
Distribution and service fees		-		73,909		-				73,909
Administration fees		2,966		15,746		-				18,712
Transfer agent fees		4,861		21,287		-				26,148
Trustee and CCO fees		3,610		1,536		-				5,146
Audit and tax fees		11,642		12,110		-				23,752
Custody fees		-		7,671		-				7,671
Legal fees		10,142		5,835		-				15,977
Printing and shareholder reports fees		10,468		13,492		-				23,960
Registration fees		-		20,216		-				20,216
Distribution payable to shareholders		505,502		-		-				505,502
Other		8,821		711		150,000	(a	)		159,532
Collateral for securities on loan		7,565,245		43,898,957		-				51,464,202

Total liabilities		12,142,304		77,586,170		150,000				89,878,474

Net Assets	$	144,137,322	$	764,562,278	$	(150,000)			$	908,549,600

Net Assets Consist of:
Paid-in capital	$	140,831,349		817,941,431	$	(4,974,302)	(b	)	$	953,798,478
Undistributed (distributions in excess of) net investment income (loss)		(1,781,299)		(119,156)		1,781,299	(b	)		(119,156)
Accumulated net realized gain (loss)		(3,043,003)		(72,295,037)		3,043,003	(b	)		(72,295,037)
Net unrealized appreciation (depreciation) on:
Investments		8,132,402		19,039,089		-				27,171,491
Translation of assets and liabilities denominated in foreign currencies		(2,127)		(4,049)		-				(6,176)

Net Assets	$	144,137,322	$	764,562,278	$	(150,000)			$	908,549,600

Net assets by class:
Class A	$	-	$	74,784,908	$	-			$	74,784,908
Class B		-		3,164,142		-				3,164,142
Class C		-		67,994,589		-				67,994,589
Class I		144,137,322		49,943,705		(150,000)	(a	)		193,931,027
Class I2		-		568,674,934		-				568,674,934
Shares outstanding (unlimited shares, no par value):
Class A		-		7,913,229		-				7,913,229
Class B		-		334,679		-				334,679
Class C		-		7,241,488		-				7,241,488
Class I		6,318,771		5,278,132		8,917,732	(c	)		20,514,635
Class I2		-		60,074,003		-				60,074,003
Net asset value per share:
Class A	$	-	$	9.45		-			$	9.45
Class B		-		9.45		-				9.45
Class C		-		9.39		-				9.39
Class I		22.81		9.46		(22.83)	(d	)		9.44
Class I2		-		9.47		-				9.47
Maximum offering price per share:
Class A	$	-	$	9.92		-			$	9.92

Investments, at cost	$	146,221,948	$	807,628,543		-			$	953,850,491
Securities loaned, at value		7,412,198		42,986,271		-				50,398,469
Repurchase agreements, at cost		318,589		5,354,396		-				5,672,985

(a)-(i) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization Between Transamerica Income Shares, Inc. and Transamerica Flexible Income

PRO FORMA STATEMENT OF OPERATIONS

For the twelve-month period ended April 30, 2015

		Transamerica Income Shares, Inc.		Transamerica Flexible Income		Adjustments			Combined Pro Forma Portfolio
Investment Income:

Dividend income	$	207,696	$	560,244	$	-		$	767,940
Interest income		6,663,119		25,743,537		-			32,406,656
Net income from securities lending		16,624		87,846		-			104,470

Total investment income		6,887,439		26,391,627		-			33,279,066

Expenses:
Investment advisory fees		728,390		3,057,764		(145,549)	(e)		3,640,605
Distribution and service fees:
Class A		-		189,911		-			189,911
Class B		-		36,450		-			36,450
Class C		-		691,067		-			691,067
Administration fees		36,420		177,829		42,860	(f)		257,109
Transfer agent fees:
Class A		-		103,640		-			103,640
Class B		-		7,287					7,287
Class C		-		60,336		-			60,336
Class I		50,840		45,289		-			96,129
Class I2		-		39,030					39,030
Trustee and CCO fees		47,244		12,815		-			60,059
Audit and tax fees		41,897		24,060		(29,932)	(g)		36,025
Custody fees		47,976		115,931		(46,883)	(h)		117,024
Legal fees		44,108		30,054		-			74,162
Printing and shareholder reports fees		35,034		34,284		-			69,318
Registration fees		-		101,303		-			101,303
Other		53,020		13,708		-			66,728

Total expenses before waiver and/or reimbursment and recapture		1,084,929		4,740,758		(179,504)			5,646,183
Expenses waived and/or reimbursed:
Fund level		-		-		-			-
Class A		-		-		-			-
Class B		-		-		-			-
Class C		-		-		-			-
Class I		-		-		-			-
Class I2		-		-		-			-
Recapture of previously waived and/or reimbursed fees:
Fund level		-		-		-			-
Class A		-		-		-			-
Class B		-		-		-			-
Class C		-		-		-			-
Class I		-		-		-			-
Class I2		-		-		-			-

Net expenses		1,084,929		4,740,758		(179,504)			5,646,183

Net investment income (loss)		5,802,510		21,650,869		179,504			27,632,883

Net realized gain (loss) on:
Investments		1,159,064		1,803,661		-			2,962,725
Foreign currency transactions		(10,326)		(17,703)		-			(28,029)

Net realized gain (loss)		1,148,738		1,785,958		-			2,934,696

Net change in unrealized appreciation (depreciation) on:
Investments		(2,764,444)		(1,519,019)		-			(4,283,463)
Translation of assets and liabilities denominated in foreign currencies		(3,526)		(6,754)		-			(10,280)

Net change in unrealized appreciation (depreciation)		(2,767,970)		(1,525,773)		-			(4,293,743)

Net realized and change in unrealized gain (loss)		(1,619,232)		260,185		-			(1,359,047)

Net increase in net assets resulting from operations	$	4,183,278	$	21,911,054	$	179,504		$	26,273,836

(a)-(i) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

NOTE 1 — GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of the Fund listed in the Target Fund & Shares column in the table below (the “Target Fund”) in exchange for shares of the Fund listed in the Destination Fund & Shares column (the “Destination Fund”) and the assumption by the Destination Fund of all of the liabilities of the Target Fund as described elsewhere in this Prospectus/Proxy Statement and this SAI.

Target Fund & Shares	Destination Fund & Shares
Transamerica Income Shares, Inc.	Transamerica Flexible Income Fund Class I

The Reorganization is intended to qualify for Federal income tax purposes as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it’s expected that neither the Target Fund, nor the Destination Fund, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the reorganization Plan. As a condition to the closing of the transaction, the Target Fund will receive an opinion from the law firm of Morgan, Lewis & Bockius LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Code. That opinion will be based in part upon certain assumptions and upon certain representations made by the Target and Destination Funds.

The “Pro Forma Fund” as identified in these financial statements represent the combined Fund after the mergers, with the Destination Fund treated as the accounting survivors for financial reporting purposes. Management believes the Destination Fund to be the accounting survivor because the Fund’s investment objectives/styles, fees and expense structures would remain intact with the combined Fund.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Target Fund for shares of the Destination Fund will be treated and accounted for as tax-free reorganization. The acquisition would be accomplished by acquisition of the net assets of the Target Fund in exchange for shares of the Destination Fund at net asset value. The unaudited pro forma Schedules of Investments and the unaudited Pro Forma Statements of Assets and Liabilities have been prepared as though the acquisition had been effective on April 30, 2015. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective April 30, 2015 to report operations for the period ended April 30, 2015.

In preparing the Destination Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Target Fund and the Destination Fund, which are included in the Target Fund’s and Destination Fund’s annual reports each dated March 31, 2015 and October 31, 2014, respectively.

NOTE 2 — PRO FORMA ADJUSTMENTS

The Pro Forma adjustments below reflect the impact of the merger.

(a) To adjust the Pro Forma Fund for costs associated with the merger.

(b) To adjust the Pro Forma Funds Shares of beneficial interest by the Accumulated net realized gain amounts of the Target Fund.

(c) To adjust Shares Outstanding of the Pro Forma Fund based on combining the Fund at the Destination Fund’s net asset value.

(d) To adjust Net Asset Value and Offering Price Per Share of the Pro Forma Fund based on combining the Target Fund at the Destination Fund’s net asset value.

15

(e) To restate management and advisory fees using the Destination Fund advisory fee rates for the Pro Forma Fund at the combined average daily net assets of the Target Fund and Destination Fund.

(f) To restate administration fees using the Destination Fund rates for the Pro Forma Fund at the combined average daily net assets of the Target Fund and Destination Fund.

(g)	To remove duplicate Audit fees.

(h)	To remove duplicate Custody fees.

NOTE 3 — INVESTMENT ADVISORY AND OTHER TRANSACTIONS

Transamerica Asset Management, Inc. (“TAM”) is the Destination Fund’s investment adviser. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) (87.72%) and Aegon USA, LLC (“Aegon USA”) (12.28%). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Destination Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Destination Fund’s distributor. TAM, TFS, and TCI are affiliates of Aegon, NV, a Netherlands corporation.

Certain officers and trustees of the Destination Fund are also officers and/or directors of TAM, TFS, and TCI.

Investment Advisory Fees

The Destination Fund pays management fees to TAM based on ANA according to the following schedules (all amounts are noted as of October 31, 2014):

First $250 million	0.475%
over $250 million up to $350 million	0.425%
over $350 million	0.40%

Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2016 to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 0.85%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2016 without the Board of Trustees’ consent. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap.

Sub-Advisory Fees

Aegon USA Investment Management, LLC (“AUIM”) serving as the sub-adviser, receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets) of 0.175% of the first $250 million; 0.125% over $250 million up to $350 million; and 0.0875% over $350 million, less 50% of any amount reimbursed pursuant to the fund’s expense limitation.

NOTE 4 — VALUATION PROCEDURES OF THE FUNDS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.

16

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Fund’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the Fund investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying Funds. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

17

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2014, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 5 — TAX TREATMENT OF THE FUNDS

The Destination Fund has elected to be treated as a “regulated investment company” for U.S. federal income tax purposes. For the taxable year that includes the closing date of the Reorganization and for subsequent taxable periods, the Trust reasonably expects that the Destination Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

NOTE 6 — COSTS ASSOCIATED WITH THE REORGANIZATION

The cost of the Reorganization will be borne by the Target Fund. The estimated Fund costs associated with the Reorganization, which are considered extraordinary expenses of the Fund and, thus, are not subject to the expense limitations of the Fund discussed in Note 3 above, are as follows:

Transamerica Income Shares, Inc. $150,000

18

PART C

OTHER INFORMATION

Item 15.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Registrant’s Declaration of Trust and Bylaws, which are incorporated herein by reference.

Pursuant to Rule 484, insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

List all exhibits filed as part of the Registration Statement.

(1)	Amended and Restated Declaration of Trust, filed previously with Post-Effective Amendment No. 89 to Registration Statement on February 28, 2008 (“PEA 89”).

(2)	Bylaws, filed previously with PEA 89.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization (See Exhibit A to the Proxy Statement /Prospectus).

(5)	See Exhibits 1 and 2

(6)	(a) Investment Advisory Agreements
(i) Investment and Restated Investment Advisory Agreement between Registrant and Transamerica Asset Management, Inc. (“TAM”) dated January 23, 2014, filed previously with PEA 183 on February 28, 2014.
(ii) Investment Advisory Agreement Schedule A to be filed by subsequent amendment.

(b) Sub-Advisory Agreements
(i) Sub-Advisory Agreement between TAM and Aegon USA Investment Management, LLC, dated March 22, 2011, filed previously with PEA 126 to Registration Statement on April 29, 2011.

(7)	Underwriting Agreement, filed previously with PEA 89.

(a) Updated Schedule I to be filed by subsequent amendment.

(8)	Amended and Restated Board Members Deferred Compensation Plan dated January 12, 2010, filed previously with Post-Effective Amendment No. 108 to Registration Statement on February 26, 2010.

(9)	Custodian Agreement between Registrant and State Street Bank and Trust Company dated January 1, 2011, filed previously with PEA 126 on April 29, 2011.

(a) Amendment to Custody Agreement dated December 11, 2012, filed previously with PEA 167 on December 21, 2012.
(b) Amendment to Custody Agreement dated December 17, 2012, filed previously with PEA 170 to Registration Statement on February 12, 2013.
(c) Amended Appendix A-1, to be filed by subsequent amendment.

(10)	Plan of Distribution under Rule 12b-1

	(a)	Amended and Restated Plan of Distribution under Rule 12b-1 dated March 1, 2015, filed previously with PEA 197 on February 27, 2015.
(i) Amended Schedule A, to be filed by subsequent amendment.

	(b)	Amended and Restated Plan for Multiple Classes of Shares dated March 1, 2015, filed previously with PEA 197 on February 27, 2015.
(i) Amended Schedule A, to be filed by subsequent amendment.

(11)	Opinion of counsel as to the legality of the securities being registered, filed herein.

(12)	Form of Opinion of counsel as to tax matters, filed herein.

(13)	(a)	Administrative Services Agreement between Registrant and TFS dated November 1, 2012, filed previously with PEA 167 on December 21, 2012.
(i) Amended Schedule A, to be filed by subsequent amendment.

	(b)	Transfer Agency Agreement between Registrant and Transamerica Fund Services, Inc. (“TFS”) dated July 1, 2011, filed previously with PEA 131 on August 30, 2011.
(i) Amended Schedule A, to be filed by subsequent amendment

	(c)	Amended and Restated Expense Limitation Agreement between Registrant and TAM dated March 1, 2015, filed previously with PEA 197 on February 27, 2015.
(i) Amended Schedules A and B to be filed by subsequent amendment.

	(d)	Master Sub-Administration Agreement between Registrant and State Street Bank and Trust Company dated December 17, 2012, filed previously with PEA 170 on February 12, 2013.
(i) Amended Schedule A to be filed by subsequent amendment.

(14)	Consent of Independent Registered Certified Public Accounting firm, filed herein.

(15)	[Not applicable.]

(16)	Power of Attorney, filed herein.

(17)	(a)	Joint Code of Ethics for Transamerica Funds and Transamerica Asset Management, Inc., filed previously with PEA 171.
	(b)	Code of Ethics filed for Aegon USA Investment Management, LLC, filed previously with PEA 197.
	(c)	Transamerica Flexible Income Prospectus dated March 1, 2015, as supplemented, is filed herein.
	(d)	Transamerica Flexible Income Statement of Additional Information dated March 1, 2015, as supplemented, is filed herein.
	(e)	Transamerica Flexible Income Annual Report to Shareholders for the year ended October 31, 2014, is filed herein.
	(f)	Transamerica Flexible Income Semi-Annual Report to Shareholders for the period April 30, 2015, is filed herein.
	(g)	Transamerica Income Shares, Inc. Annual Report to Shareholders for the year ended March 31, 2015, is filed herein.
	(h)	Form of Proxy Card, to be filed by amendment.

All exhibits filed previously are herein incorporated by reference.

Item 17.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file, by post-effective amendment, the final opinion of Morgan Lewis & Bockius LLP supporting the tax consequences of the proposed reorganizations as soon as practicable after the closing of the reorganizations.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Denver, State of Colorado, on the 17th day of July, 2015.

TRANSAMERICA FUNDS

By:	/s/ Marijn P. Smit
Marijn P. Smit
Trustee, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Marijn P. Smit	Trustee, President and Chief	July 17, 2015
Marijn P. Smit	Executive Officer

/s/ Sandra N. Bane	Trustee	July 17, 2015
Sandra N. Bane*

/s/ Leo J. Hill	Trustee	July 17, 2015
Leo J. Hill*

/s/ David W. Jennings	Trustee	July 17, 2015
David W. Jennings*

/s/ Russell A. Kimball, Jr.	Trustee	July 17, 2015
Russell A. Kimball, Jr.*

/s/ Eugene M. Mannella	Trustee	July 17, 2015
Eugene M. Mannella*

/s/ Patricia L. Sawyer	Trustee	July 17, 2015
Patricia L. Sawyer*

/s/ John W. Waechter	Trustee	July 17, 2015
John W. Waechter*

/s/ Alan F. Warrick	Trustee	July 17, 2015
Alan F. Warrick*

/s/ Vincent J. Toner	Vice President and Treasurer	July 17, 2015
Vincent J. Toner

* By:	/s/ Tané T. Tyler	Vice President, Associate General	July 17, 2015
	Tané T. Tyler**	Counsel, Chief Legal Officer and
Secretary

** Attorney-in-fact pursuant to powers of attorney filed herein.

WASHINGTON, DC 20549

SECURITIES AND EXCHANGE COMMISSION

Exhibits Filed With

Registration Statement on

Form N-14

Transamerica Funds

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

(11)	Opinion of counsel as to the legality of the securities being registered

(12)	Form of Opinion of counsel as to tax matters

(14)	Consent of Independent Registered Certified Public Accounting Firm - Ernst & Young LLP

(16)	Powers of Attorney

(17)(c)	Transamerica Flexible Income Prospectus dated March 1, 2015

(17)(d)	Transamerica Flexible Income Statement of Additional Information dated March 1, 2015

(17)(e)	Transamerica Flexible Income Annual Report to Shareholders for the year ended October 31, 2014

(17)(f)	Transamerica Flexible Income Semi-Annual Report to Shareholders for the period April 30, 2015

(17)(g)	Transamerica Income Shares, Inc. Annual Report to Shareholders for the year ended March 31, 2015